UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road,       Cincinnati, Ohio            45247
(Address of principal executive offices)           (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio  45247
(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-Annual
Report

June 30, 2011

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsoninv.com

JOHNSON MUTUAL FUNDS
June 30, 2011

OUR MESSAGE TO YOU

August 2011

Dear Shareholder,

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2011 Semiannual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other financial data and notes.

Stocks managed to end the first half of the year with a respectable gain, but the ride along the way was anything but smooth. After a strong beginning, stocks sold off in May and into June as economic data softened and European credit problems continued. Fortunately, stocks rallied sharply at the end of June, leaving the S&P 500 Index with a return of 4.1% through June 30th. We also witnessed a rotation toward larger, quality stocks from higher risk areas. Bonds also benefited from a flight to safety, despite the low level of absolute yields provided by most fixed income securities. The Barclay’s Aggregate Bond Index returned 2.7% over the period. Commodity prices finally cooled off after a torrid run, with oil prices falling about 20% from their peak.

Sovereign debt issues have weighed on the market for well over a year, but the intensity of the concern has increased in 2011, especially during the summer. What was once a Greece-specific issue quickly spread to other European countries. The intertwined nature of the European Union’s financial system has given it a vested interest in avoiding a Greek debt default. Bailout measures over the last year or so have been unsuccessful, so the moment of truth for Greece is quickly arriving. Some prominent countries in Europe are headed down the same path, as news about Italy’s fiscal situation spooked the market in July. Fiscally stronger countries, mainly Germany, are growing less patient with bailing out their neighbors.

Of course, that leads us to the U.S. and the well-documented debate about the debt ceiling that gripped the nation through early August. The end result of the much-politicized wrangling between parties was an agreement that did little to address our deep-rooted fiscal problems. This lead to an historic downgrade of our debt by Standard & Poor’s. While a downgrade may not significantly affect our nation’s borrowing costs in the short run, it does send a pointed message to our government that action is needed to get our nation back on a sustainable fiscal path. Meanwhile, the markets have experienced significant volatility. With the debt concerns combined with an economic recovery that is grinding at best, investors have become more risk averse.

We do not believe in timing the market, since history shows it simply doesn’t work. We do know that history is not kind to those that sell in the midst of a sharp downturn. One of the best attributes of successful investors is not joining the crowd during manias or panics. Having an appropriate diversified portfolio typically provides significant benefits during periods of stock market volatility, and this recent occurrence has been no exception.

We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions. Thank you.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2011 Unaudited

For the six month period ended June 30, 2011, the Johnson Equity Income Fund has gained 5.48%. The Fund trailed the benchmark S&P 500 Index return of 6.02%.

The Fund had positive relative performance from sector allocations in six out of ten sectors and positive relative performance from stock selection in five out of ten sectors. However, stock selection accounted for all of the relative underperformance in the Fund in the first half of the year as sector positioning contributed positively to relative performance. The largest negative contribution to the Fund’s performance was concentrated in five stocks — Cisco Systems, Bank of New York, Hewlett Packard, Staples, and Target — both on an absolute and relative basis. These five stocks cost the Fund negative two percentage points in absolute return. The largest positive individual stock contributions came from IBM, ChevronTexaco, Comcast, Qualcomm, and Gilead Sciences as these were the top performing stocks in the Fund. Statoil ASA, Accenture, PepsiCo, Abbott Laboratories, and 3M Company also made large positive absolute contributions to performance.

As of the date of this report, the Fund is positioned in terms of sector allocations probably as close to the market as it has ever been in its history with nine out of ten sectors within plus or minus 2% of the S&P 500 sector weights. The one exception to this is the Consumer Staples sector where the Fund currently has an 18% allocation compared to the 11% weight in the S&P 500. Our strategy in the Fund continues to be to maintain a more defensive posture focusing on higher quality companies. Given the underperformance of high quality stocks relative to lower quality stocks over the last two years, we believe we will see reversion in this theme. The typical characteristics of the stocks owned in the Fund are strong balance sheets, financial flexibility, attractive valuations, and modest or low expectations by market participants in terms of their operating performance.

Average Annual Total Returns As of June 30, 2011
	Equity Income Fund	S&P 500 Index
Six Month	5.48%	6.02%
One Year	29.18%	30.69%
Five Years	4.70%	2.94%
Since Inception*	5.18%	3.17%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2011 Unaudited

This year through June 30, 2011, the Johnson Growth Fund returned 4.58%. The Fund trailed the S&P 500 Index return of 6.02%.

Sector allocation had the largest contribution to the negative relative performance for the Fund. The Fund had positive relative performance from sector allocation in only three (Finance, Industrials and Materials) of eight sectors. The best relative sector performance was in Finance where the Fund outperformed by 5.5%. The worst relative sector performance was in Healthcare, where the Fund underperformed by 4.8%. The Fund had no weight in either the Utility or Telecommunications sectors-both of which outperformed as investors gravitated to more stable, higher yielding stocks given the headwinds facing the economy.

Stock selection was slightly negative for the period. The best five performing stocks (Baker Hughes, Watson Pharmaceuticals, Accenture, IBM and Norfolk Southern) accounted for 2.6% of positive absolute performance. The worst five performing stocks (Cisco Systems, Google, Hewlett Packard, Bank of New York and Axys) accounted for 2.1% of negative absolute performance. Other large positive contributors were Gilead Sciences, Qualcomm, Franklin Resources, Chevron and Abbott Labs. Other significant negative contributors were Medco, Kohl’s, Microsoft, PetroBras and Carefusion.

The Fund is currently overweight the Energy, Industrial, Technology and Materials sectors. The Fund is underweight the Consumer Discretion, Consumer Staples, Telecommunication and Utility sectors. The Fund is approximately market weight the Financial and Health Care sectors. We would expect higher quality companies with attractive growth profiles to perform well given the economic and political headwinds facing the equity markets, and we will continue to look for opportunities with attractive fundamentals along with reasonable valuations.

Average Annual Total Returns As of June 30, 2011
	Growth Fund	S&P 500 Index
Six Month	4.58%	6.02%
One Year	28.09%	30.69%
Five Years	2.24%	2.94%
Ten Years	0.63%	2.72%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – June 30, 2011 Unaudited

This past six months, the Johnson Dynamic Growth Fund appreciated 5.88%. The Fund underperformed the 6.83% return of the Russell 1000 Growth Index, which is the primary benchmark for the Fund.

Of the seven sectors that outperformed in the Standard and Poor’s 500 Index, all but one outperformed in the Russell 1000 Growth Index; Telecommunications. The six sectors that outperformed the Russell 1000 Growth Index were Utilities (up 16%), Health Care (up 11%), Energy (up 11%), Consumer Staples (up 10%), Industrials (up 7%) and Consumer Discretionary (up 7%). Unfortunately, the Fund was only overweight the Energy and Industrials sectors. Of those six sectors that outperformed the benchmark, the performance of our holdings in those sectors had mixed results with Energy underperforming and Industrials outperforming the Index sectors’ return. Our largest sector weight was in Technology (at around an average weight of 27%), and our holdings in this sector gained 4% which slightly outperformed the Russell 1000 Growth Technology sector which was up 3%. The sectors most detrimental to the Fund’s performance were Finance and Telecommunications. Our Finance holdings in general tended to be larger, more stable companies that underperformed the Finance sector. In Telecommunications, this is mainly due to the poor performance of one name in this sector (Motricity) which underperformed significantly and has since been sold.

Sector allocation was detrimental to performance as the Fund has essentially been underweight during the entire year in the Consumer Staples, Health Care and Utilities sectors which all outperformed the Russell 1000 Growth Index. Those sectors benefitted from a flight to quality during the first half of the year as investors have been dealing with the Japanese earthquake/tsunami impact, China’s economy slowing down, Emerging Market inflation, European debt crisis, the end of a second round of quantitative easing from the Fed and also the U.S. government debt limit ceiling debates. The Fund’s impact of being underweight or having no weight in those sectors were somewhat offset by being overweight the Energy and Industrial sectors which were better performing sectors as mentioned above.

The Fund is currently overweight the Energy, Industrials and Materials sectors. The Fund has no weight in the Consumer Staples, Telecommunications and the Utilities sectors as these sectors do not portray growth characteristics representative of the Fund’s philosophy. The Fund is underweight the Technology sector but is taking a higher beta, underweight approach to this sector currently. While the Fund’s positioning for a global economic recovery has not worked out during the first half of this year, there are signs that China has provided a soft landing for its economy, Japan is starting to rebuild, and while the European debt crisis isn’t likely to be solved; it is more likely to be pushed out until a later date and the U.S. economy while dealing with the end of QE2 and debt limit ceiling raises, is still growing. The Fund will adhere to the philosophy of investing in a diversified portfolio of some of the fastest-growing small-, mid- and large-capitalization companies.

Average Annual Total Returns As of June 30, 2011
	Dynamic Growth Fund	Russell 1000 Growth Index
Six Month	5.88%	6.83%
One Year	35.59%	35.01%
Five Years	2.51%	5.33%
Since Inception*	2.34%	4.66%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Disciplined Large-Cap Fund had a total return of 6.46% in the first six months of 2011. In comparison to its primary benchmark, this exceeded the S&P 500 Index’s 6.02% return. The first half of the year had two quarters that were very distinct. The market’s first quarter performance was led higher by the cyclical sectors amid improving earnings growth in the manufacturing and energy sectors. A noticeable shift though occurred in the spring as economic indicators began to disappoint, and investors took profits in the more cyclical sectors. Those companies with more consistent earnings such as Health Care, Consumer Staples, and Utilities sectors led the way, producing positive returns. The Fund’s positive relative returns can largely be attributed to stock selection. Companies with strong, recovering earnings growth were heavily represented among the Fund’s best performers in the first half of the year.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with improving fundamental trends have typically been the best performers so far this year, and factors that emphasize accelerating sales, improving profit margins, and earnings momentum were most successful.

Many of the Fund’s top contributors have exhibited significant and rising earnings growth. Although the Finance sector overall was an underperforming group, Discover Financial Services and Moody’s Corp were standouts. MetroPCS, a wireless voice and data service provider, and Marathon Oil were other winners. Many of the Fund’s worst performance contributors were Technology manufacturers with falling earnings estimates, including Telllabs, Broadcom, MEMC Electronic Materials, and JDS Uniphase.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund has recently adjusted its factor weights to slightly emphasize value inputs over growth. At the current time, the Technology and Energy sectors have the highest representation in the portfolio.

Average Annual Total Returns As of December 31, 2010
	Disciplined Large-Cap Fund	S&P 500 Index
Six Month	6.46%	6.02%
One Year	31.87%	30.69%
Five Years	1.33%	2.94%
Since Inception*	1.80%	3.17%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are equity securities of larger sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Disciplined Mid-Cap Fund had a total return of 8.26% during the first half of 2011. This exceeded the Russell Midcap Index’s 8.08% return. The first half of the year had two quarters that were very distinct. The market’s first quarter performance was led higher by the cyclical sectors amid improving earnings growth in the manufacturing and energy sectors. A noticeable shift though occurred in the spring as economic indicators began to disappoint, and investors took profits in the more cyclical sectors. Those companies with more consistent earnings such as Health Care, Consumer Staples, and Utilities sectors led the way, producing positive returns. The Fund’s positive relative returns can largely be attributed to stock selection. Companies with strong, recovering earnings growth were heavily represented among the Fund’s best performers in the first half of the year.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with improving fundamental trends have typically been the best performers so far this year, and factors that emphasize accelerating sales, improving profit margins, and earnings momentum were most successful.

The Fund’s top contributors for the period include a couple of Consumer stocks that delivered a string of positive earnings surprises: Herbalife, a provider of weight management services and nutritional supplements, and Tempur-Pedic International, a manufacturer of premium beds. Another strong performance contributor was Frontier Oil and Holly Corp., a well-received merger of petroleum refiners. Some of the Fund’s worst performers include Monster Worldwide, an online job search company, which has suffered from slow employment growth trends, and Community Health Systems, a hospital operator that failed to complete an acquisition with a competitor.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund has recently adjusted its factor weights to slightly emphasize value inputs over growth. At the current time, the Technology and Consumer Discretionary sectors have the highest representation in the portfolio.

Average Annual Total Returns As of June 30, 2011
	Disciplined Mid-Cap Fund	Russell MidCap Index
Six Month	8.26%	8.08%
One Year	40.01%	38.47%
Five Years	4.63%	5.30%
Ten Years	5.36%	7.59%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Disciplined Small-Cap Fund had a total return of 5.21% in the six months ending June 30, 2011. This trailed the Russell 2000 Index’s 6.21% return. The first half of the year had two quarters that were very distinct. The market’s first quarter performance was led higher by the cyclical sectors amid improving earnings growth in the manufacturing and energy sectors. A noticeable shift though occurred in the spring as economic indicators began to disappoint, and investors took profits in the more cyclical sectors. Those companies with more consistent earnings such as Health Care, Consumer Staples, and Utilities sectors led the way, producing positive returns. Poor stock selection was the primary cause of the Fund’s underperformance during the period, especially within cyclical sectors, such as Industrials, Materials, and Technology, which exhibited high sensitivity to the disappointing economic data releases.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with improving fundamental trends have typically been the best performers so far this year, and factors that emphasize accelerating sales, improving profit margins, and earnings momentum were most successful.

The top contributor during the period was Select Comfort, the manufacturer of the Sleep Number bed, which has been delivering excellent sales growth. Other top performers included International Coal Group, Ariad Pharmaceutical, GT Solar International, Crawford & Co.. Many of the Fund’s worst performers, such as Advanced Battery Technology, Finisar, Horizon Lines, and Compucredit, had significant earnings disappointments during the period.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund has recently adjusted its factor weights to slightly emphasize value inputs over growth. At the current time, the Technology and Industrials sectors have the highest representation in the portfolio.

Average Annual Total Returns As of June 30, 2011
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Month	5.21%	6.21%
One Year	32.53%	37.41%
Five Years	-4.96%	4.08%
Since Inception*	-2.84%	5.20%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are equity securities of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Realty Fund posted a rate of return of 9.83% for the six month period ending June 30, 2011 compared to a return of 10.62% for the National Association of Real Estate Investment Trust index (NAREIT Index). REITs continued the strong performance that started at the mid-point of last year. The NAREIT Index is up 31.4% over the same timeframe verses the S&P500 gaining 25.95%. Strong fund flows into the asset class, low cost of capital and a better economic environment have helped fuel the strong return of REITs. Stock market volatility remains elevated as uncertainty around upcoming US policy decisions could impact the cost of borrowing or in a more dire situations the availability of capital for REITs to fund their operations.

REITs own real tangible, income producing assets. In an environment where uncertainty is increasing, investors tend to favor real assets like real estate. In addition, REITs are required to distribute 90% of their net income to maintain their preferred tax status. In a period when earnings are increasing, REITs have built in dividend increases. The dividend yield is at 3.44% with the ability to grow. The spread to 10 year US Treasuries is just below its long term average, which may suggest REITs are fairly valued. The overall market valuations of REITs, based on price to earnings ratios are still high, approaching levels hit in 2007. On a price to underlying net asset values, the premium again is nearing historic highs. Valuation does appear to be in the high end of the historic range. REITs historically perform best in flat to declining interest rate environments. The recent period has been highlighted by fairly stable interest rates which has been a fairly positive environment for REITs.

The Johnson Realty Fund experienced slight negative contribution to returns from individual stock selection. Property type selection was fairly neutral as the overweight in Residential and Office & Industrial benefitted the portfolio by outperforming the benchmark. This was offset somewhat by the underweight in Timber and Self Storage, the two best performing property types. Individual stock selection improved as eight out of the top ten position sizes in the Realty Fund outperformed the benchmark. The largest detractors to performance were Starwood Properties (HOT) down 7.8%, National Retail Properties (NNN) down 6.1% and Host Marriot (HST) down 5.1%. Two of these three detractors from performance were Lodging/Resorts stocks, indicating concern about the travel industry in the face of a potential economic slowdown as these types of REITs tend to be one of the most volatile property type. Last year they recorded the second best return of all property types. The Fund continues to focus on larger capitalization leaders in the respective property types which should be beneficial in the long run.

REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. Fundamental risk in REITs may be increasing as the domestic economy appears to be slowing. The availability of capital is good currently, but could be reduced when the economy slows. Additionally, valuation of the underlying securities seems high based on several valuation metrics. The Fund’s philosophy is to remain fully invested in REITs. We will continue to focus on high quality companies possessing better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of June 30, 2011
	Realty Fund	NAREIT Index
Six Month	9.83%	10.62%
One Year	32.51%	34.09%
Five Years	0.43%	2.61%
Ten Years	8.98%	10.68%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2011 Unaudited

The Johnson International Fund had a total return of 2.51%, falling short of the MSCI EAFE Index’s 4.98% return. Although returns were modestly positive for the first half of the year, market swings were common as investors assessed the impact of a string of unusual global events. Massive protests in Egypt led to the resignation of its President, and unrest spread to other areas in North Africa and the Middle East. In March, a major Japanese tsunami and earthquake damaged nuclear facilities and caused a large disruption in the global economic supply chain. Additionally, Greece sovereign debt worries and the risk of a European credit crisis returned as austerity measures there have fallen short and bailout plans have proved insufficient. Among these disruptions, economic indicators were softer than expected.

The Fund’s exposure to emerging markets such as Brazil, Argentina, Mexico, and India was a performance drag during the period, as developed markets generally had better returns. From a sector standpoint, the Fund maintained an overweight position in Materials, which contributed negatively to the Fund’s performance. Most commodities prices softened during the first half of the year amid the weaker economic data.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. Technology stock selection was particularly poor during the first half, with Research in Motion and Nokia suffering severe declines. Investors have had excessive worry about their sharp earnings declines and competitive pressures. These stocks, though, are very inexpensive and we believe that the companies both can maintain a market share and cash flow that are underappreciated. The Fund’s top two stocks by performance contribution were Statoil, a Norwegian oil company that was sold opportunistically when oil prices spiked to $110 per barrel in March, and Adidas AG, a German sporting goods seller with strong, rebounding earnings growth.

Diversification by sector, country, region, and company remains an important objective. As of June 30th, the Fund held 148 stocks and the ten largest holdings accounted for 17% of the total weight. We continue to maintain exposure to the emerging markets, as they seem to offer stronger relative long-term growth opportunities, owing to favorable demographic trends and economic development. Natural resources companies continue to be of interest, and secular demand increases should continue to keep prices firm. Given the still unresolved fiscal woes of some of the European countries and the tenuous capital levels of banks, we still remain cautious on global financial services stocks. A key attribute of the Fund’s international focus is to allow exposure to countries where economic growth is likely to exceed that available in the United States.

Average Annual Total Returns As of June 30, 2011
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
Six Month	2.51%	4.98%	3.80%
One Year	31.68%	30.36%	29.73%
Since Inception*	22.18%	19.69%	23.97%

Asset Allocation by Country
Japan	15.4%	Brazil	4.0%
United Kingdom	13.7%	Netherlands	2.9%
Canada	8.9%	India	2.7%
Other*	7.4%	Israel	2.6%
Switzerland	6.3%	Mexico	2.3%
Germany	5.9%	Chile	2.3%
Australia	5.5%	Taiwan	2.3%
France	5.3%	Sweden	2.1%
China	4.4%	Norway	2.0%
Hong Kong	4.0%

*	Countries in “Other” category include: Argentina, Denmark, Finland, Italy, Russia, Singapore, South Africa, South Korea, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Fixed Income Fund provided a total return of 2.29% during the first six months of 2011 compared to a return of 2.72% for the Barclays Capital Aggregate Bond Index. The Fund outperformed this Index during the first quarter of the year and lagged behind it during the second quarter. The primary reasons for the Fund’s relative performance during each quarter and for the first half of the year are its shorter portfolio duration and greater emphasis on high quality corporate bonds.

During the first three months of the year yields rose as investors anticipated that improving economic growth might cause the Federal Reserve to raise short-term interest rates by the end of this year or early in 2012. Concerns regarding potential future inflation also caused yields to rise. Concurrently, corporate bonds provided superior returns due to their income advantage and narrowing in quality yield spreads. As the second quarter unfolded, however, worries began to emerge about the global economic impact of a potential default of a European sovereign credit. Evidence of some slowing in the U.S. economy also began to materialize. Despite the conclusion of the Fed’s bond buying program (named QE2) and the unlikelihood of a QE3, interest rates declined and corporate yield spreads widened, reversing the trend in the first quarter. The yield curve also shifted back to its steepest level during the economic cycle. The Fund’s higher allocation to corporate bonds and modestly shorter duration added relative value in the first quarter, but detracted from relative performance in the second.

Looking forward, we believe that interest rates are going through a bottoming process and will erratically rise as the economy improves in the second half. Reduction in commodity prices (especially gasoline) and some moderation in consumer deleveraging will be a positive to spending and spur some improvement in growth. In addition, we expect production will soon pick up as the supply disruptions from Japan fade away. There are also tax incentives for corporations to bring forward capital expenditures prior to their expiration at the end of the year. All of this should lead to better growth. However, any improvement will be modest and the Fed is not likely to begin raising interest rates at least until late 2012. This will help keep a lid on the overall increase in yields in the near-term.

There are, of course, a number of risks currently in the market, including the potential that the U.S. could technically default if congress doesn’t soon raise the debt ceiling. Ultimately, we expect interest rates will rise, the yield curve will flatten and corporate spreads will tighten. We remain overweight high quality credit securities and biased somewhat toward a barbelled maturity structure to take advantage of this move. Duration remains just shy of the benchmark. Although this posture was a drag to performance in the second quarter, we are confident it will add value over the next few years.

Average Annual Total Returns As of June 30, 2011
	Fixed Income Fund	Barclays Aggregate Index
Six Month	2.29%	2.72%
One Year	2.99%	3.90%
Five Years	6.28%	6.52%
Ten Years	5.13%	5.74%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Aggregate Index. The Barclays Aggregate Index is the benchmark The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2011 Unaudited

The Johnson Municipal Income Fund provided a total return of 3.31% for the first six months of 2011 compared to 3.36% for the Barclays Capital 5-Year General Obligation Municipal Bond Index. Municipal bond returns exceeded returns of taxable bonds as concerns about widespread credit problems receded. The Fund’s maturity structure was beneficial for performance while the lack of lower quality issuers and the Fund’s expense ratio were a slight drag resulting in comparable performance for the Fund and the Index. The benchmark is a national municipal index comprised of national issuers, some of which are lower quality than those owned by the Fund.

Municipalities have made substantial progress in addressing credit quality concerns over the past year and this has caused some of the hysteria and media attention regarding municipal bonds to die down. State and local municipality revenue has now increased for 5 consecutive quarters and stands just 7% below 2008 peak levels. State revenues, which are driven more heavily by income and sales taxes, have improved somewhat more quickly than local revenues which are more reliant on property taxes. In addition to this higher revenue for municipalities, new supply has been extremely limited. Much municipal new issuance was pulled forward into 2010 with the anticipated expiration of the Build America Bond program. Net new supply actually shrank in the first half and is running approximately $70 billion below the 10-year average. This combination of fundamental credit quality improvement and reduced supply led to declining yields and relative outperformance for municipal bonds in the first half.

While there has been some improvement in underlying credit quality, problems still remain in the municipal marketplace. Weaker issuers continue to struggle with some even on the verge of declaring bankruptcy. The Fund maintains a strict focus on quality municipal issuers with over 80% of the Fund rated AA or higher. Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds. We have avoided states most affected by high debt levels, weak demographics and poor economic trends. We have avoided sectors of the bond market more prone to default in difficult times such as industrial development revenue bonds and lower quality healthcare issuers. As a further safeguard, we have continued to diversify holdings outside of the state of Ohio. The Fund now has approximately 25% of its holdings in states other than Ohio. While we expect defaults and volatility in the market to be higher than in the past, we believe our buy discipline, fundamental credit review process and relatively shorter average maturity will insulate the portfolio and provide superior risk-adjusted, after tax return for clients.

Average Annual Total Returns As of June 30, 2011
	Municipal Income Fund	Barclays 5 Year G.O. Index
Six Month	3.31%	3.36%
One Year	3.01%	4.17%
Five Years	4.62%	5.63%
Ten Years	3.86%	4.75%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	20,900	1,997,622
BHP Billiton Ltd., – ADR	20,600	1,949,378
5.9% – Total For Materials		$3,947,000
3M Company	20,345	1,929,723
Eaton Corporation	27,000	1,389,150
Emerson Electric Company	50,590	2,845,687
9.1% – Total For Industrials		$6,164,560
AT&T Incorporated	63,070	1,981,029
2.9% – Total For Telecomm Services		$1,981,029
Coca Cola Company	28,890	1,944,008
Colgate-Palmolive Company	23,900	2,089,099
Nestle SA – ADR	21,900	1,366,122
Pepsico, Incorporated	39,135	2,756,278
Procter & Gamble Company	30,710	1,952,235
Wal-Mart Stores, Inc.	32,900	1,748,306
17.6% – Total For Consumer Staples		$11,856,048
Comcast Corporation, Class A Special	52,250	1,266,018
McDonald's Corporation	16,500	1,391,280
Staples, Inc.	86,400	1,365,120
Target Corporation	40,400	1,895,164
8.8% – Total For Consumer Discretionary		$5,917,582
Chevron Corporation	26,185	2,692,865
Royal Dutch Shell PLC – Class B ADR	37,700	2,704,975
Schlumberger Ltd.	15,450	1,334,880
Statoil ASA – ADR	79,900	2,033,455
13.0% – Total For Energy		$8,766,175
ACE Limited	20,100	1,322,982
Allstate Corporation	38,105	1,163,346
Bank of New York Mellon Corp.	68,662	1,759,120
PNC Financial Services Group, Inc.	31,240	1,862,216
RenaissanceRe Holdings, Ltd.	18,500	1,294,075
U.S. Bancorp	53,200	1,357,132
13.0% – Total For Financial Services		$8,758,871
Abbott Laboratories	53,030	2,790,439
Becton, Dickinson and Company	23,870	2,056,878
Gilead Sciences Inc.*	32,450	1,343,755
Medtronic, Inc.	31,300	1,205,989
11.0% – Total For Health Care		$7,397,061

Common Stocks	Shares	Fair Value
Adobe Systems, Inc.*	38,000	1,195,100
Cisco Systems, Inc.*	72,000	1,123,920
Hewlett-Packard Company	32,800	1,193,920
International Business Machines Corporation	11,600	1,989,980
Linear Technology Corporation	21,000	693,420
Microsoft Corporation	74,785	1,944,410
Qualcomm, Inc.	23,230	1,319,232
14.0% – Total For Information Technology		$9,459,982
Nextera Energy Incorporated	22,520	1,293,999
1.9% – Total For Utilities		$1,293,999
Total Common Stocks 97.2%		$65,542,307
(Identified Cost $57,762,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,845,290	1,845,290
Total Cash Equivalents 2.8%		$1,845,290
(Identified Cost $1,845,290)
Total Portfolio Value 100.0%		$67,387,597
(Identified Cost $59,608,107)
Other Assets in Excess of Liabilities 0.0%		$13,934
Total Net Assets 100.0%		$67,401,531
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	8,700	831,546
BHP Billiton LTD – ADR	8,200	775,966
Freeport McMoran Copper & Gold	7,000	370,300
Potash Corporation of Saskatchewan, Inc.	15,120	861,689
Stillwater Mining Company*	19,500	429,195
8.2% – Total For Materials		$3,268,696
3M Company	8,200	777,770
Eaton Corporation	24,000	1,234,800
Emerson Electric Company	14,200	798,750
Illinois Tool Works	14,375	812,044
Norfolk Southern Corporation	11,180	837,717
Polypore International, Inc.*	6,100	413,824
Union Pacific Corporation	4,100	428,040
13.2% – Total For Industrials		$5,302,945
Pepsico, Incorporated	17,700	1,246,611
Procter & Gamble Company	19,300	1,226,901
Wal-Mart Stores, Inc.	14,600	775,844
8.1% – Total For Consumer Staples		$3,249,356
Johnson Controls Inc.	20,400	849,864
Kohl's Corporation*	15,300	765,153
McDonald's Corporation	9,990	842,357
Walt Disney Company	10,100	394,304
7.1% – Total For Consumer Discretionary		$2,851,678
Baker Hughes, Incorporated	11,480	832,989
Chevron Corporation	7,670	788,783
CNOOC Limited – ADR	4,970	1,172,572
Royal Dutch Shell PLC, Class A ADR	11,900	846,447
Royal Dutch Shell PLC, Class B ADR	6,450	462,787
Schlumberger Ltd.	19,725	1,704,240
14.5% – Total For Energy		$5,807,818
ACE Limited	11,900	783,258
Axis Capital Holdings Limited	21,850	676,476
Bank of New York Mellon Corp.	39,385	1,009,044
Franklin Resources, Inc.	6,180	811,372
JP Morgan Chase & Company	18,400	753,296
PNC Financial Services Group, Inc.	20,250	1,207,102
RenaissanceRe Holdings Ltd.	11,600	811,420
15.1% – Total For Financial Services		$6,051,968

Common Stocks	Shares	Fair Value
Abbott Laboratories	14,880	782,986
Celgene Corp.*	20,900	1,260,688
CareFusion Corporation*	28,675	779,100
Gilead Sciences, Inc.*	29,440	1,219,110
Watson Pharmaceuticals, Inc.*	12,000	824,760
12.1% – Total For Health Care		$4,866,644
Adobe Systems Incorporated*	24,100	757,945
Apple Computer, Incorporated*	3,725	1,250,371
Cisco Systems, Inc.*	44,510	694,801
EMC Corporation*	29,250	805,837
Google Inc., Class A*	3,100	1,569,778
Hewlett-Packard Company	29,130	1,060,332
International Business Machines Corp.	4,700	806,285
Microsoft Corporation	30,700	798,200
Qualcomm, Inc.	14,400	817,776
21.3% – Total For Information Technology		$8,561,325
Total Common Stocks 99.6%		$39,960,430
(Identified Cost $34,632,573)
Cash Equivalents
First American Government Obligation Fund, Class Z**	27,141	27,141
Total Cash Equivalents 0.1%		$27,141
(Identified Cost $27,141)
Total Portfolio Value 99.7%		$39,987,571
(Identified Cost $34,659,714)
Other Assets in Excess of Liabilities 0.3%		$116,724
Total Net Assets 100.0%		$40,104,295
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
CF Industries Holdings, Inc.	1,640	232,339
Freeport McMoran Copper & Gold	5,000	264,500
Molycorp, Incorporated*	2,200	134,332
Mosaic Company	1,800	121,914
Potash Corporation of Saskatchewan, Inc.	6,760	385,252
Stillwater Mining Company*	15,700	345,557
12.4% – Total For Materials		$1,483,894
Caterpillar, Inc.	2,325	247,520
Cummins, Incorporated	3,070	317,714
Deere & Company	1,500	123,675
Eaton Corporation	6,880	353,976
Norfolk Southern Corporation	4,690	351,422
Polypore International, Inc.*	5,400	366,336
Union Pacific Corporation	2,600	271,440
17.0% – Total For Industrials		$2,032,083
Amazon.com Inc.*	500	102,245
Chipotle Mexican Grill, Inc.*	250	77,047
Deckers Outdoor*	1,000	88,140
Dick's Sporting Goods, Inc.*	5,500	211,475
Ford Motor Company*	8,000	110,320
Fossil*	700	82,404
Gentex Corporation	2,500	75,575
Johnson Controls, Inc.	6,175	257,251
Lululemon Athletica Inc.*	1,200	134,184
Netflix, Inc.*	900	236,421
Panera Bread*	750	94,245
Phillips – Van Heusen	1,100	72,017
Priceline.com Incorporated*	500	255,965
Tractor Supply	1,000	66,880
Under Armour, Inc.*	1,300	100,503
Walt Disney Company	5,500	214,720
18.2% – Total For Consumer Discretionary		$2,179,392
Baker Hughes, Incorporated	4,000	290,240
Brigham Exploration*	2,800	83,804
CARBO Ceramics Inc.	500	81,475
CNOOC Limited – ADR	1,447	341,391
Core Laboratories N.V.	1,600	178,464
FMC Technologies, Inc.*	1,900	85,101

Common Stocks	Shares	Fair Value
Halliburton Company	3,725	189,975
Nabors Industries, Incorporated*	6,000	147,840
Schlumberger Ltd.	3,980	343,872
Seadrill Ltd.	6,160	217,325
Tenaris SA – ADR	3,650	166,915
Whiting Petroleum Corporation*	2,750	156,503
19.1% – Total For Energy		$2,282,905
Bank of America Corporation	7,000	76,720
CIT Group Inc.*	2,500	110,650
Goldman Sachs Group, Inc.	700	93,163
2.3% – Total For Financial Services		$280,533
Catalyst Health Solutions, Inc.*	1,700	94,894
Celgene Corp.*	2,045	123,354
Ironwood Pharmaceuticals, Inc.*	5,000	78,600
Pharmasset, Inc.*	800	89,760
Vertex Pharmaceuticals Incorporated*	3,270	170,007
Watson Pharmaceuticals, Inc.*	1,300	89,349
5.4% – Total For Health Care		$645,964
Acme Packet, Inc.*	1,000	70,130
Apple Inc.*	2,400	805,608
Arm Holdings PLC ADR*	4,000	113,720
Aruba Networks Incorporated*	3,000	88,650
Avago Technologies LTD*	2,000	76,000
Baidu.com*	1,500	210,195
EMC Corporation*	11,000	303,050
F5 Networks*	1,350	148,837
Fortinet, Inc.*	4,000	109,160
Google Inc., Class A*	435	220,275
JDS Uniphase Corp.*	8,500	141,610
Juniper Networks Inc.*	8,200	258,300
NetApp Incorporated*	1,550	81,809
Opentable Incorporated*	1,750	145,460
SolarWinds, Inc.*	4,200	109,788
Terradata Corporation*	2,700	162,540
25.4% – Total For Information Technology		$3,045,132
Total Common Stocks 99.8%		$11,949,903
(Identified Cost $10,321,533)

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**	26,127	26,127
Total Cash Equivalents 0.2%		$26,127
(Identified Cost $26,127)
Total Portfolio Value 100.0%		$11,976,030
(Identified Cost $10,347,660)
Liabilities in Excess of Other Assets 0.0%		$(4,315)
Total Net Assets 100.0%		$11,971,715
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Alcoa, Inc.	5,300	84,058
Allegheny Technologies Incorporated	1,500	95,205
CF Industries Holdings, Inc.	700	99,169
Cliffs Natural Resources Incorporated	900	83,205
Freeport McMoran Copper & Gold	2,000	105,800
Nucor Corporation	2,000	82,440
6.1% – Total For Materials		$549,877
CSX Corporation	3,000	78,660
Danaher Corporation	1,900	100,681
Dover Corporation	1,400	94,920
Eaton Corporation	1,800	92,610
Expeditors International of Washington, Inc.	1,900	97,261
Norfolk Southern Corporation	1,400	104,902
Parker Hannifin Corporation	1,100	98,714
Ryder System, Incorporated	1,800	102,330
8.5% – Total for Industrials		$770,078
MetroPCS Communications, Inc.*	8,600	148,006
Motorola Solutions, Inc.*	2,286	105,247
2.8% – Total for Telecomm Services		$253,253
Tyson Foods Incorporated	4,100	79,622
Whole Foods Market, Incorporated	2,100	133,245
2.3% – Total For Consumer Staples		$212,867
Autonation, Inc.*	2,800	102,508
CBS Corporation, Class B	3,400	96,866
D.R. Horton, Inc.	6,000	69,120
Discovery Communications Incorporated*	2,200	90,112
H&R Block Incorporated	5,900	94,636
Harman International Industries, Incorporated	2,000	91,140
Interpublic Group Of Companies	7,700	96,250
J. C. Penney Company, Incorporated	2,900	100,166
Starwood Hotels & Resorts Worldwide, Inc.*	1,600	89,664
9.1% – Total For Consumer Discretionary		$830,462
Apache Corporation	700	86,373
Baker Hughes, Incorporated	1,300	94,328
Chesapeake Energy Corporation	3,200	95,008

Common Stocks	Shares	Fair Value
Chevron Corporation	1,500	154,260
Conocophillips	1,000	75,190
Denbury Resources*	3,800	76,000
Exxon Mobil Corporation	3,900	317,382
Halliburton Company	1,900	96,900
Helmerich & Payne, Incorporated	1,600	105,792
Hess Corporation	1,000	74,760
Murphy Oil Corporation	1,100	72,226
Peabody Energy Corporation	1,500	88,365
Schlumberger Ltd.	1,100	95,040
Southwestern Energy Company*	2,600	111,488
Tesoro Petroleum Corporation*	4,500	103,095
USX – Marathon Group Inc.	1,800	94,824
Valero Energy Corporation	3,400	86,938
20.1% – Total For Energy		$1,827,969
Aflac Incorporated	2,500	116,700
American International Group, Inc.*	2,400	70,368
Ameriprise Financial, Inc.	1,900	109,592
Blackrock, Inc.	500	95,905
Capital One Financial Corporation	1,400	72,338
CB Richard Ellis Group, Inc.*	4,300	107,973
E*Trade Financial Corporation*	5,900	81,420
Janus Capital Group Inc.	7,300	68,912
Keycorp	8,000	66,640
Metlife, Inc.	1,500	65,805
Moody's Corporation	2,500	95,875
Nasdaq Stock Market Inc.*	3,600	91,080
NYSE Euronext	2,800	95,956
Prudential Financial, Inc.	1,200	76,308
Regions Financial Corporation	12,800	79,360
14.2% – Total For Financial Services		$1,294,232
Amerisourcebergen Corporation	4,240	175,536
Cardinal Health, Incorporated	1,600	72,672
Cerner Corporation*	1,600	97,776
Medco Health Solutions, Inc.*	1,550	87,606
Tenet Healthcare*	13,000	81,120
5.7% – Total For Health Care		$514,710

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Agilent Technologies, Inc.*	2,100	107,331
Altera Corporation	2,400	111,240
Analog Devices, Inc.	2,000	78,280
Apple Computer, Incorporated*	700	234,969
Applied Materials, Incorporated	4,800	62,448
Autodesk, Inc.*	2,300	88,780
Broadcom Corp.	3,500	117,740
Cognizant Technology Solutions Corporation*	1,200	88,008
Corning Incorporated	3,200	58,080
Dell, Inc.*	6,500	108,355
F5 Networks*	800	88,200
Harris Corporation	1,900	85,614
Intel Corporation	4,600	101,936
Jabil Circuit, Inc.	9,160	185,032
JDS Uniphase Corp.*	4,300	71,638
Linear Technology Corporation	2,800	92,456
LSI Corp.*	12,900	91,848
MEMC Electronic Materials*	10,200	87,006
Microchip Technology	2,500	94,775
Micron Technology Incorporated*	9,100	68,068
Microsoft Corporation	5,900	153,400
Netapp Incorporated*	1,900	100,282
Oracle Corporation	2,800	92,148
Teradyne*	5,600	82,880
Texas Instruments, Inc.	2,600	85,359
Visa Inc., Class A	1,200	101,112
29.0% – Total For Information Technology		$2,636,985
Total Common Stocks 97.8%		$8,890,433
(Identified Cost $7,726,692)
Real Estate Investment Trusts (REITs)
Public Storage Inc.	700	79,807
Weyerhaeuser Company	3,700	80,882
Total REITs 1.8%		$160,689
(Identified Cost $106,896)

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**	40,040	40,040
Total Cash Equivalents 0.4%		$40,040
(Identified Cost $40,040)
Total Portfolio Value 100.0%		$9,091,162
(Identified Cost $7,873,628)
Liabilities in Excess of Other Assets: 0.0%		$(3,500)
Total Net Assets 100.0%		$9,087,662
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Cabot Corporation	15,000	598,050
CF Industries Holdings, Inc.	2,500	354,175
Cliffs Natural Resources Incorporated	3,800	351,310
Greif Brothers Corporation	4,500	292,635
Huntsman Corporation	17,000	320,450
International Paper Company	11,200	333,984
Reliance Steel & Aluminum Co.	5,900	292,935
Schnitzer Steel Industries, Inc.	6,700	385,920
Walter Industries	2,700	312,660
7.2% – Total For Materials		$3,242,119
Agco Corp*	6,800	335,648
CNH Global N.V.*	11,100	429,015
Dover Corporation	5,000	339,000
Hertz Global Holdings Incorporated*	28,800	457,344
Kennametal, Incorporated	8,200	346,122
Lincoln Electric	8,600	308,310
Monster Worldwide*	13,900	203,774
MSC Industrial Direct	4,700	311,657
Navistar International*	5,300	299,238
Parker Hannifin Corporation	3,600	323,064
Regal-Beloit Corporation	4,500	300,465
Ryder System, Incorporated	6,600	375,210
Thomas & Betts Corporation*	6,100	328,485
Toro Company	5,400	326,700
Wesco International*	5,400	292,086
11.1% – Total For Industrials		$4,976,118
MetroPCS Communications, Inc.*	45,600	784,776
1.7% – Total For Telecommunications		$784,776
Corn Products International, Inc.	8,100	447,768
Herbalife Ltd.	22,600	1,302,664
Smithfield Foods, Inc.*	13,900	303,993
4.6% – Total For Consumer Staples		$2,054,425
Autoliv Inc.	6,300	494,235
Autonation, Inc.*	11,900	435,659
Clear Channel Outdoor Holdings, Inc.*	26,600	337,820
Discovery Communications Incorporated*	16,700	684,032
Federal-Mogal Corporation*	16,000	365,280

Common Stocks	Shares	Fair Value
Hyatt Hotels Corp., Class A*	6,800	277,576
Interpublic Group of Companies	27,500	343,750
J.C. Penney Company, Incorporated	10,100	348,854
Kar Auction Services Inc.*	22,000	416,020
Lear Corporation*	8,000	427,840
Madison Square Garden Incorporated*	12,200	335,866
Phillips-Van Heusen	4,800	314,256
Royal Caribbean Cruises Ltd*	9,800	368,872
Sirius XM Radio Inc.*	202,500	443,475
Tempur-Pedic International*	9,900	671,418
TRW Automotive Holdings Corp.*	10,400	613,912
15.3% – Total For Consumer Discretionary		$6,878,865
Arch Coal, Inc.	11,600	309,256
Denbury Resources*	14,100	282,000
Frontier Oil Corporation	21,900	707,589
Murphy Oil Corporation	4,400	288,904
Oceaneering International	8,400	340,200
Oil States International, Inc.*	4,400	351,604
Patterson-UTI Energy, Inc.	11,300	357,193
Peabody Energy Corporation	4,900	288,659
Plains Exploration & Production Company*	9,100	346,892
RPC	13,100	321,474
Seacor Holdings Inc.*	3,100	309,876
Tesoro Petroleum Corporation*	22,800	522,348
Unit Corporation*	6,000	365,580
Valero Energy Corporation	16,000	409,120
Whiting Petroleum Corporation*	4,600	261,786
12.1% – Total For Energy		$5,462,481
American Capital Ltd*	32,100	318,753
Ameriprise Financial, Inc.	5,700	328,776
Ares Capital Corporation	18,200	292,474
CB Richard Ellis Group, Inc.*	21,100	529,821
E*Trade Financial Corporation*	21,600	298,080
First Niagara Financial Group, Inc.	23,000	303,600
Janus Capital Group Inc.	25,400	239,776
Jones Lang Lasalle Incorporated	3,700	348,910
Nasdaq Stock Market Inc.*	12,700	321,310

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2011 - Unaudited

Common Stocks	Shares	Fair Value
NYSE Euronext	9,600	328,992
Raymond James Financial	8,900	286,135
8.0% – Total For Financial Services		$3,596,627
Amerigroup Corporation*	4,600	324,162
Amerisourcebergen Corporation	29,300	1,213,020
Biomarin Pharm*	12,300	334,683
Catalyst Health Solutions, Inc.*	5,600	312,592
Cerner Corporation*	5,100	311,661
Community Health Systems Inc.*	9,300	238,824
Health Management Associates Inc., Class A*	107,000	1,153,460
Illumina*	4,900	368,235
Tenet Healthcare*	47,000	293,280
10.1% – Total For Health Care		$4,549,917
Agilent Technologies, Inc.*	7,300	373,103
Altera Corporation	10,400	482,040
Analog Devices, Inc.	9,000	352,260
Arrow Electronics, Incorporated*	8,500	352,750
Atmel Corporation*	24,100	339,087
Avago Technologies Ltd*	12,700	482,600
Avnet Inc.*	9,300	296,484
Cadence Design System Inc*	35,600	375,936
Echostar Holding Corp., Class A*	14,500	528,235
F5 Networks*	2,900	319,725
Factset Research Systems Inc.	5,000	511,600
Fairchild Semicon International, Class A*	32,400	541,404
Ingram Micro, Inc.*	16,900	306,566
International Rectifier Corporation*	10,200	285,294
ITron*	4,300	207,088
Jabil Circuit, Inc.	28,400	573,680
JDS Uniphase Corp*	26,600	443,156
KLA-Tencor Corporation	7,800	315,744
Lam Research Corporation*	7,600	336,528
MEMC Electronic Materials*	27,000	230,310
Microchip Technology	9,200	348,772
Micron Technology Incorporated*	30,200	225,896
Micros Systems*	8,600	427,506
On Semiconductor Corp*	40,700	426,129

Common Stocks	Shares	Fair Value
Skyworks Solutions Inc.*	13,100	301,038
Sunpower Corporation, Class A*	19,800	382,734
Tech Data Corporation*	7,500	366,675
Teradyne*	28,400	420,320
Vishay Intertechnology, Incorporated*	39,300	591,072
Vistaprint Limited*	6,700	320,595
Zebra Technologies Corp. Class A*	8,100	341,577
26.2% – Total For Information Technology		$11,805,904
Total Common Stocks 96.3%		$43,351,232
(Identified Cost $33,502,189)
Real Estate Investment Trusts (REITs)
Duke Realty Corporation	22,700	318,027
Hospitality Properties Trust	13,400	324,950
Rayonier, Inc.	5,500	359,425
Weyerhaeuser Company	16,000	349,760
Total REITs 3.0%		$1,352,162
(Identified Cost $1,149,810)
Cash Equivalents
First American Government Obligation Fund, Class Z**	311,643	311,643
Total Cash Equivalents 0.7%		$311,643
(Identified Cost $311,643)
Total Portfolio Value 100.0%		$45,015,037
(Identified Cost $34,963,642)
Liabilities in Excess of Other Assets 0.0%		$(20,843)
Total Net Assets 100.0%		$44,994,194
*	Non-income producing security
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Buckeye Technologies	3,700	99,826
Century Aluminum Co*	3,200	50,080
Georgia Gulf*	1,500	36,210
Globe Specialty Metals Inc.*	2,400	53,808
Horsehead Holding Corporation*	4,100	54,612
KMG Chemicals, Inc.	2,900	48,836
Koppers Holdings, Inc.	1,300	49,309
Materion Corporation*	1,300	48,061
Omnova Solutions Inc.*	9,200	64,032
Senomyx, Inc.*	8,300	42,662
Worthington Industries, Inc.	2,500	57,750
8.2% – Total For Materials		$605,186
3D Systems Corporation*	2,200	43,362
Air Transport Services Group Inc.*	7,900	54,115
Aircastle Ltd.*	4,300	54,696
Albany International Corp., Class A	2,300	60,697
Applied Industrial Technologies, Inc.	1,500	53,415
Barrett Business Services, Inc.	3,400	48,688
Beacon Roofing Supply, Inc.*	2,500	57,050
CAI International, Inc.*	2,200	45,452
Casella Waste Systems*	8,700	53,070
DXP Enterprises Inc.*	2,000	50,700
Flow International Corporation*	12,500	44,500
GT Solar International Inc.*	4,900	79,380
Hudson Highland Grp*	8,500	45,475
Innerworkings, Inc.*	7,000	58,380
Insperity, Inc.	1,800	53,298
Kadant, Inc.*	2,300	72,473
Kelly Services Incorporated, Class A*	2,300	37,950
Mastec, Inc.*	2,700	53,244
Myr Group, Incorporated*	2,300	53,820
Nacco Industries Incorporated, Class A	500	48,410
Park-Ohio Industries, Inc. of Ohio*	3,200	67,648
Railamerica Inc.*	3,200	48,000
SAIA, Inc.*	3,400	57,630
SFN Group, Inc.*	3,900	35,451
Steelcase, Inc.	5,400	61,506
Trimas Corporation*	2,900	71,775
Viad Corporation	2,200	49,038
19.9% – Total For Industrials		$1,459,223

Common Stocks	Shares	Fair Value
Atlantic Tele-Network, Inc.	1,400	53,704
IDT Corporation	1,800	48,636
1.4% – Total For Telecommunication Services		$102,340
Susser Holdings Corporation*	3,300	51,876
USANA Health Sciences, Inc.*	1,100	34,408
1.2% – Total For Consumer Staples		$86,284
American Axle & Manufacturing Holdings, Inc.*	4,400	50,072
Asbury Automotive*	3,200	59,296
Avis Budget Group, Inc.*	3,000	51,270
Destination Maternity Corporation	2,400	47,952
Exide Technologies*	5,500	42,020
Fisher Comm*	2,500	74,550
Gray Television, Inc.*	20,400	53,856
IRobot Corporation*	2,200	77,638
Johnson Outdoors Inc.*	4,000	68,480
Lin TV*	9,400	45,778
New York & Company, Inc.*	11,000	54,450
Nexstar Broadcasting*	7,600	62,396
Penske Automotive Group, Inc.	2,600	59,124
Select Comfort*	7,500	134,850
Sinclair Broadcast	4,600	50,508
Spartan Motors, Inc.	8,900	48,060
Standard Motor Products, Incorporated	4,000	60,920
Superior Industries International Incorporated	2,100	46,431
14.8% – Total For Consumer Discretionary		$1,087,651
Alon USA Energy, Inc.	4,700	52,969
Clayton Williams Energy, Inc.*	600	36,030
Crosstex Engy	5,000	59,500
Gulfport Energy Corporation*	3,600	106,884
Pioneer Drilling Company*	4,200	64,008
Vaalco Energy Inc.*	6,900	41,538
Venoco Inc.*	2,900	36,946
Warren Resources Inc.*	11,300	43,053
Willbros Group, Inc.*	5,100	43,554
6.6% – Total For Energy		$484,482
American Safety Insurance Holdings, Ltd*	2,300	44,022
BGC Partners, Inc.	10,700	82,711
Citizens & Northern Corporation	3,100	46,717

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2011 - Unaudited

Common Stocks	Shares	Fair Value
Crawford And Company, Class B	12,700	89,789
International FCStone Inc.*	2,100	50,841
Main Street Capital Corporation	2,656	50,331
SWS Group	8,000	47,920
TICC Capital Corporation	4,400	42,240
Virtus Investment Partners Incorporated*	900	54,630
6.9% – Total For Financial Services		$509,201
Akorn, Inc.*	9,400	65,800
American Dental Partners, Inc.*	4,100	53,136
Bioscrip, Incorporated*	7,100	46,079
Computer Programs & Systems Inc.	900	57,132
Continucare Corporation*	11,200	69,216
Depomed*	6,400	52,352
Five Star Quality Care Incorporated*	8,500	49,385
Greatbatch Inc.*	1,900	50,958
Kindred Healthcare*	2,400	51,528
Merge Healthcare Incorporated*	9,600	49,920
Momenta Pharma*	4,100	79,786
Pozen*	8,900	37,380
Supergen*	18,500	55,130
9.8% – Total For Health Care		$717,802
Advanced Energy Industries, Inc.*	3,500	51,765
Axcelis Technologies Inc.*	28,800	47,232
Brightpoint, Inc.*	6,000	48,660
Brooks Automation, Inc.*	5,500	59,730
Cirrus Logic Inc.*	2,400	38,160
Cognex Corporation	1,800	63,774
Computer Task Group, Incorporated*	4,300	56,631
DDI	4,100	39,114
Electro Scientific*	3,500	67,550
Electronics For Imaging*	2,900	49,938
Entropic Communications Incorporated*	13,100	116,459
EPlus Incorporated*	2,300	60,812
Finisar*	2,600	46,878
Hackett Group, Inc.*	13,400	68,206
ICG Group*	4,300	53,492
Insight Enterprises*	4,300	76,153
Kulicke & Soffa Industries, Inc.*	6,400	71,296
Liquidity Services Inc.*	3,300	77,913
Logmein, Inc.*	1,500	57,855

Common Stocks	Shares	Fair Value
LTX-Credence Corporation*	6,600	59,004
Mindspeed Technologies Inc.*	5,800	46,400
MIPS Technologies Inc., Class A*	4,500	31,095
MKS Instruments	2,300	60,766
Nanometrics Inc*	3,200	60,768
Newport Corporation*	3,200	58,144
Opentable Incorporated*	600	49,872
PC Connection*	5,700	47,196
Photronics*	11,600	98,252
Power-One Inc.*	5,900	47,790
Rubicon Technology, Incorporated*	2,200	37,092
Silicon Image*	7,400	47,804
TTM Technologies, Inc.*	3,300	52,866
Ultra Clean Holdings, Inc.*	5,600	50,848
Viasystems Group, Inc.*	2,800	62,972
Xyratex Ltd Com*	3,200	32,832
ZIX Corporation*	14,500	55,680
27.9% – Total For Information Technology		$2,050,999
Total Common Stocks 96.7%		$7,103,168
(Identified Cost $6,309,910)
Real Estate Investment Trusts (REITs)
Monmouth Real Estate Investment Corporation	6,300	53,235
Total REITs 0.7%		$53,235
(Identified Cost $49,350)
Cash Equivalents
First American Government Obligation Fund, Class Z**	88,583	88,583
Total Cash Equivalents 1.2%		$88,583
(Identified Cost $88,583)
Total Portfolio Value 98.6%		$7,244,986
(Identified Cost $6,447,843)
Other Assets in Excess of Liabilities 1.4%		$100,104
Total Net Assets 100.0%		$7,345,090
*	Non-income producing security
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Apartment Investment and Management, Co., Class A	10,088	257,547
Avalon Bay Communities, Inc.	3,909	501,916
BRE Properties, Inc.	3,500	174,580
Equity Residential Properties Trust	5,500	330,000
Essex Property Trust, Inc.	1,870	252,992
United Dominion Realty Trust, Inc.	7,307	179,387
17.2% – Total Apartments		$1,696,422
Post Properties	4,400	179,344
Vornado Realty Trust	5,061	471,584
6.6% – Total Diversified		$650,928
Health Care Property Investors	7,800	286,182
Health Care REIT	4,200	220,206
5.2% – Total Health Care		$506,388
Camden Property Trust	3,500	222,670
Hospitality Property Trust	8,000	194,000
Host Hotels and Resorts	21,954	372,120
Senior Housing Properties Trust	9,500	222,395
Starwood Hotels & Resorts Worldwide, Inc.	2,700	151,308
11.8% – Total Lodging and Hotels		$1,162,493
Plum Creek Timber Co., Inc.	6,000	243,240
2.5% – Total Materials		$243,240
Alexandria Real Estate	3,000	232,260
Biomed Realty Trust	7,000	134,680
Boston Properties, Inc.	5,500	583,880
Corporate Office Properties Trust	2,000	62,220
DCT Industrial Trust, Inc.	18,000	94,140
Digital Realty Trust, Inc.	3,500	216,230
Kilroy Realty Corporation	3,545	139,992
Liberty Property Trust	4,861	158,371
Mack-Cali Realty Corporation	2,500	82,350
Prologis Trust	11,052	396,104
21.3% – Total Office and Industrial		$2,100,227
CBL & Associates Properties	3,194	57,907
Developers Diversified Realty Corp.	9,380	132,258
Equity One	7,000	130,480
Federal Realty Investment Trust	2,000	170,360
Kimco Realty Corporation	11,767	219,337

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Macerich Company	3,592	192,172
National Retail Properties Inc.	11,500	281,865
Regency Centers Corporation	6,775	297,897
Simon Property Group, Inc.	7,954	924,493
SL Green Realty Corp.	3,467	287,310
Tanger Factory Outlet Centers, Inc.	6,000	160,620
Taubman Centers, Inc.	2,200	130,240
30.3% – Total Retail		$2,984,939
Public Storage, Inc.	4,000	456,040
4.6% – Total Storage		$456,040
Total REITs 99.5%		$9,800,677
(Identified Cost $6,192,467)
Cash Equivalents
First American Government Obligation Fund, Class Z*	33,786	33,786
Total Cash Equivalents 0.3%		$33,786
(Identified Cost $33,786)
Total Portfolio Value 99.8%		$9,834,463
(Identified Cost $6,226,253)
Other Assets in Excess of Liabilities 0.2%		$15,454
Total Net Assets 100.0%		$9,849,917
*	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	980	86,005
Air Liquide SA ADR	3,122	89,820
Anglo American PLC ADR	2,870	69,564
Aperam	48	1,550
Arcelormittal – Ny Registered	1,910	66,392
Asahi Glass Company Limited	6,530	76,401
Asahi Kasei Corporation	6,100	82,838
BASF SE ADR	750	73,545
BHP Billiton LTD ADR	2,200	208,186
BHP Billiton PLC ADR	1,010	79,214
Cemex S.A. De C.V. ADR*	8,326	71,604
Newcrest Mining Limited ADR	1,700	68,850
Nippon Steel Corporation ADR	2,030	65,264
Norilsk Nickel*	2,600	67,782
Potash Corporation of Saskatchewan Inc.	5,100	290,649
Rio Tinto PLC ADR	1,140	82,445
Sociedad Quimica	940	60,837
Sumitomo Metal Industries, LTD.	2,300	51,543
Syngenta Ag ADR	560	37,834
Vale S.A.	3,000	95,850
12.9% – Total For Materials		$1,726,173
Abb LTD.	2,900	75,255
BAE Systems PLC ADR	5,140	105,216
Canadian National Railway Co.	1,640	131,036
Canadian Pacific Limited Corporation	1,610	100,335
Empresa Brasileira De Aeronautica S.A.	1,650	50,787
Itochu Corp ADR	3,000	62,520
Keppel Corporation Limited ADR	4,620	83,068
Komatsu LTD ADR	2,660	83,524
Koninklijke Philips El-Ny Shares	3,266	83,871
Mitsubishi Corporation	2,570	128,140
Mitsui & Co., LTD ADR	480	167,520
Nippon Yusen Kabus ADR	5,500	40,865
Sensata Technologies Holding N.V.*	2,100	79,065
Siemens AG	590	81,143
Tata Motor Limited	4,100	92,291
Toppan Printing ADR	1,350	52,650
Volvo AB ADR	6,330	110,775

Common Stocks	Shares	Fair Value
Wolseley PLC*	18,200	58,422
11.8% – Total For Industrials		$1,586,483
America Movil ADR Series L	830	44,720
BT Group PLC	1,600	52,320
China Mobile (Hong Kong) Limited	2,860	133,791
Chunghwa Telecom Company Limited	1,440	49,752
Deutsche Telekom AG	5,950	92,999
France Telecom SA ADR	3,196	68,043
KDDI Corporation	1,000	72,210
Millicom International Cellular S. A.	600	62,250
MTN Group Limited ADR	2,390	51,146
Nippon Telegraph And Telephone Corporation ADR	2,850	68,913
Rogers Communications, Inc. Class B	1,330	52,562
Sk Telecom Company, Limited	3,600	67,320
Tele Norte Leste Participacoes S.A. (Telemar)	3,000	46,620
Telefonica S A ADR	1,890	46,286
Telefonos De Mexico-Class L ADR	4,650	76,725
Telesp – Telecomunicacoes De Sao Paulo S.A. ADR	1,891	56,163
Vivendi	1,991	52,901
Vodafone Group PLC ADR	5,000	133,600
9.2% – Total For Telecomm Services		$1,228,321
Brasil Distrib Grupo Pao De Acucar ADR	1,240	58,218
Carrefour SA*	6,780	52,952
Coca-Cola Amatil Limited ADR	2,380	58,786
Danone Sponsored ADR	6,073	90,791
Koninklijke Ahold NV ADR	2,800	37,576
L'Oreal-Unsponsored ADR	2,120	55,417
Nestle S A Sponsored ADR	3,500	218,330
Reckitt Benckiser Group PLC	6,800	75,412
Tesco PLC – Sponsored ADR	3,440	67,424
Unilever N.V. (Netherlands)	1,360	44,676
Unilever PLC	4,830	156,444
Wal-Mart De Mexico Sa-Sp ADR	5,140	153,018
8.0% – Total For Consumer Staples		$1,069,044
Adidas AG ADR	2,490	99,276
Carnival PLC ADR	2,160	83,894

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Daimlerchrysler Ag	750	56,520
Hennes & Mauritz AB ADR	9,700	66,833
Honda Motor Company, LTD ADR	1,940	74,903
Magna International, Inc.	1,400	75,656
Marks & Spencer Group PLC	5,000	57,700
Sony Corporation ADR	4,030	106,352
Toyota Motor Corporation ADR	2,510	206,874
Volkswagen AG ADR	1,720	63,348
6.5% – Total For Consumer Discretionary		$891,356
BG Group PLC ADR	670	76,547
BP PLC ADR*	1,390	61,563
CNOOC Limited	1,140	268,960
Eni S.P.A. ADR	1,770	84,162
Gazprom Oao ADR*	5,660	82,353
Petrochina Co LTD ADR	1,550	226,346
Petroleo Brasileiro ADR	2,420	81,941
Royal Dutch Shell PLC, Class A	45	3,201
Royal Dutch Shell PLC, Class B	3,870	277,672
SeaDrill LTD	3,800	134,064
Statoil ASA	5,200	132,340
Tenaris SA ADR	5,860	267,978
Total SA ADR	2,350	135,924
13.7% – Total For Energy		$1,833,051
Allianz AG*	5,400	75,708
Australia and New Zealand Banking Group Limited	3,440	81,528
Banco Bradesco ADR	2,781	56,983
Banco De Chile	876	75,643
Banco Santander Central Hispano, SA	6,655	76,599
Bank of Montreal	1,240	78,802
Bank of Nova Scotia	1,070	64,382
Barclays PLC ADR	3,750	61,612
BNP Paribas – ADR	1,790	69,183
Cheung Kong Holdings Limited ADR	5,050	74,235
Credit Suisse Group ADR	980	38,240
HDFC Bank Limited ADR	540	95,251
HSBC Holdings PLC ADR	3,210	159,280
Icici Bank Limited ADR	1,760	86,768

Common Stocks	Shares	Fair Value
Industrial and Commercial Bank of China Limited	13,450	205,516
Itau Unibanco Holding S.A. ADR	6,302	148,412
KB Financial Group, Inc. ADR*	1,296	61,949
Macquarie Group LTD ADR	2,000	67,300
Manulife Financial Corporation	4,420	78,057
Mitsubishi Estate Company LTD ADR	220	38,456
Mitsubishi UFJ Financial Group Inc. ADR	14,900	71,967
National Australia Bank Limited ADR	6,040	167,006
ORIX Corporation ADR	1,750	85,452
Prudential PLC ADR	3,900	90,207
Royal Bank of Canada	920	52,468
Sumitomo Corporation ADR	9,380	128,037
Sumitomo Mitsui Financial Group Incorporated	12,920	79,458
Sun Hung Kai Properties Limited ADR	5,450	79,570
Tokio Marine Holdings, Incorporated ADR	3,660	102,553
Toronto Dominion Bank	520	44,148
United Overseas Bank LTD ADR	2,455	79,493
Westpac Banking Corporation Limited ADR	650	78,104
Zurich Financial Services AG ADR*	1,940	49,160
20.9% – Total For Financial Services		$2,801,527
Bayer AG ADR	1,760	141,786
Dr. Reddy's Laboratories Limited	2,240	76,899
Mindray Medical International Limited	2,600	72,930
Novartis AG ADR	2,480	151,553
Novo Nordisk A/S ADR	450	56,376
Roche Holdings Limited ADR	3,760	157,770
Takeda Pharmaceutical Company Limited	1,820	42,006
Teva Pharmaceuticals	3,770	181,789
6.6% – Total For Health Care		$881,109
ASML Holding N.V.	3,610	133,426
AU Optronics Corp. ADR*	9,300	63,984
Baidu.Com*	600	84,078
Check Point Software Technologies LTD.*	1,720	97,782
Mercadolibre Inc.*	710	56,331

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Common Stocks	Shares	Fair Value
Nokia Corporation ADR	7,600	48,792
Research In Motion LTD.*	4,710	135,883
Taiwan Semiconductor Manufacturing Company, Limited ADR	5,560	70,112
Telefonaktiebolaget LM Ericsson	5,400	77,652
United Microelectronics ADR	24,230	62,029
6.2% – Total For Information Technology		$830,069
E.On AG ADR	1,470	41,807
Enel Spa ADR	11,800	77,526
Enersis SA ADR	6,630	153,153
Iberdrola SA ADR	1,567	56,005
RWE AG ADR	1,820	101,010
Veolia Environment ADR	3,019	85,558
3.8% – Total For Utilities		$515,059
Total Common Stocks 99.6%		$13,362,192
(Identified Cost $11,448,602)
Cash Equivalents
First American Government Obligation Fund, Class Z**	25,812	25,812
Total Cash Equivalents 0.2%		$25,812
(Identified Cost $25,812)
Total Portfolio Value 99.8%		$13,388,004
(Identified Cost $11,474,414)
Other Assets in Excess of Liabilities 0.2%		$22,657
Total Net Assets 100.0%		$13,410,661
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,496,376
American Express, 4.875% Due 07/15/2013	1,400,000	1,489,260
AON Corporation Senior Unsecured Notes, 3.500% Due 09/30/2015	2,150,000	2,212,051
Bank of America Corporation Senior Notes, 7.375% Due 05/15/2014	490,000	551,216
Bank of America Corporation Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,545,124
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,429,956
Bank of New York Mellon NA Subordinated Notes, 5.450% Due 04/01/2016	1,610,000	1,776,962
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/2019	1,000,000	1,110,923
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/2012	1,000,000	1,042,528
BB&T Corporation Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,104,817
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,684,703
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	2,155,000	2,260,015
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,543,730
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,626,079
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,227,340
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,019,185
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	529,802
Mellon Funding Corp Subordinated Notes, 5.500% Due 11/15/2018	1,501,000	1,677,617
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,505,000	1,544,354
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,634,758

Fixed Income Securities – Bonds	Face	Fair Value
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	521,527
Northern Trust Company Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,135,636
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	485,000	534,680
PNC Funding Corporation, 5.250% Due 11/15/2015	2,567,000	2,799,770
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,405,909
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	489,477
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,207,932
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	858,102
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,490,504
Wells Fargo Financial Notes, 6.125% Due 04/18/2012	1,800,000	1,876,622
23.6% – Corporate Bonds: Bank and Finance		$42,826,955
Burlington Northern Santa Fe Senior Unsecured Notes, 5.65% Due 05/01/2017	1,585,000	1,800,790
Devon Financing Corporation Senior Unsecured Notes, 6.875% Due 09/30/2011	1,730,000	1,756,007
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,939,654
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,654,508
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,642,341
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	631,014
General Mills Inc. Senior Unsecured Notes, 6.000% Due 02/15/2012	1,480,000	1,530,447
IBM Corporation Notes, 7.625% Due 10/15/2018	2,260,000	2,878,530
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,622,372
Keycorp Senior Unsecured Notes, 6.500% Due 05/14/2013	1,225,000	1,332,983
Kroger Company Senior Unsecured Notes, 7.500% Due 01/15/2014	760,000	869,202

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,302,333
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	1,993,243
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	139,388
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,065,929
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	1,000,000	1,099,976
Procter & Gamble Company Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	2,818,906
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	388,509
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	708,242
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,130,052
18.9% – Corporate Bonds: Industrials		$34,304,426
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/2013	3,325,000	3,730,680
Duke Energy Carolinas First Mortgage, 5.750% Due 11/15/2013	527,000	584,932
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	2,475,000	2,765,647
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	843,148
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	290,686
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,133,270
GTE Corporation Debentures 6.940% Due 04/15/2028	35,000	40,287
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,334,779
Midamerican Energy Holdings Senior Unsecured Notes, 3.150% Due 07/15/2012	2,500,000	2,560,623
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,393,772
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	408,723

Fixed Income Securities – Bonds	Face	Fair Value
Southern Company Senior Unsecured Notes, 5.300% Due 01/15/2012	500,000	512,613
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/2013	3,000,000	3,158,928
10.3% – Corporate Bonds: Utilities		$18,758,088
FNMA Notes 15 YR MBS, 5.000% Due 12/01/2019	803,866	869,063
FNMA Notes 30 YR MBS, 6.000% Due 08/01/2034	1,041,578	1,155,568
FNMA Notes MBS, Series 253300, 7.500% Due 05/01/2020	5,026	5,870
FHLMC, Pool 780439, 2.598% Due 04/01/2033**	260,886	274,367
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,808,380
FHLMC CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	2,500,000	2,739,412
FHLMC CMO Series 2617 Class DN, 4.500% Due 10/15/2030	323,798	330,464
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	1,112,078
FHLMC CMO Series 3287 Class GC, 5.500% Due 08/15/2034	738,850	779,010
FHLMC CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/2036	4,370,208	4,630,344
FHLMC MBS, 8.000% Due 06/01/2030	6,829	8,122
GNMA Pool 2658, 6.500% Due 10/20/2028	66,429	75,287
GNMA II Pool 2945, 7.500% Due 07/20/2030	12,473	14,630
GNMA II JM 30 YR MBS, 5.500% Due 07/20/2038	512,909	557,148
GNMA Pool 780400, 7.000% Due 12/15/2025	8,468	9,835
GNMA Pool 780420, 7.500% Due 08/15/2026	4,651	5,452
GNMA Pool 781397, 5.500% Due 02/15/2017	87,063	94,236
8.0% – Government Agency Obligations – Mortgage Backed Securities		$14,469,266
FFCB, 4.150% Due 03/25/2015	778,000	856,169
FFCB, 4.500% Due 10/17/2012	1,115,000	1,174,658
FNMA Notes, 1.250% Due 07/29/2013	1,500,000	1,501,203

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
FNMA Notes, 2.000% Due 06/28/2016	3,240,000	3,204,985
FNMA Notes, 3.000% Due 07/23/2015	1,000,000	1,022,602
FNMA Notes Step Up Coupon, 1.500% Due 04/18/2016	2,750,000	2,776,532
TVA, 6.000% Due 03/15/2013	2,875,000	3,137,421
TVA, 7.125% Due 05/01/2030	4,080,000	5,316,856
10.4% – United States Government Agency Obligations		$18,990,426
United States Treasury Note, 4.250% Due 08/15/2013	600,000	647,719
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,046,328
United States Treasury Note, 4.375% Due 11/15/2039	6,200,000	6,202,908
United States Treasury Note, 3.875% Due 05/15/2018	5,900,000	6,462,807
United States Treasury Note, 4.500% Due 11/30/2011	1,500,000	1,527,657
United States Treasury Note, 4.750% Due 05/15/2014	3,200,000	3,563,251
10.7% – United States Government Obligations		$19,450,670
Cuyahoga County OH General Obligation Ltd. Build America Bonds, 6.034% Due 12/01/2034	3,000,000	3,058,110
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.439% Due 07/01/2030	2,125,000	2,272,602
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/2037	2,500,000	2,662,075
Florida Atlantic University Capital Improvement Revenue – Federally Taxable Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,074,540
Kentucky Asset Liability Commission Revenue Build America Bond, 1.496% Due 04/1/2012	2,000,000	2,006,800
Kentucky Asset Liability Commission Revenue Build America Bond, 3.928% Due 04/1/2016	2,480,000	2,589,492
Miami University Ohio General Receipts Revenue Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,287,963

Fixed Income Securities – Bonds	Face	Fair Value
State of Ohio Major New Infrastructure Revenue Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,611,308
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 4.325% Due 06/01/2017	1,375,000	1,432,007
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 5.616% Due 06/01/2025	930,000	950,563
University of Washington Revenue Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,057,780
12.7% – Taxable Municipal		$23,003,240
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/2015	3,410,000	3,541,531
Province of Ontario Senior Unsecured Notes, 4.100% Due 06/16/2014	1,500,000	1,625,814
2.8% – Sovereign		$5,167,345
Total Fixed Income 97.4%		$176,970,416
(Identified Cost $168,185,014)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,920,048	2,920,048
Total Cash Equivalents 1.6%		$2,920,048
(Identified Cost $2,920,048)
Total Portfolio Value 99.0%		$179,890,464
(Identified Cost $171,105,062)
Other Assets in Excess of Liabilities 1.0%		$1,843,019
Total Net Assets: 100.0%		$181,733,483

CMO: Collateralized Mortgage Obligation

FFCB: Federal Farm Credit Bank

FHLMC: Federal Home Loan Mortgage Corporation

FNMA: Federal National Mortgage Association

GNMA: Government National Mortgage Association

MBS: Mortgage Backed Security

TVA: Tennessee Valley Authority

*	This security is restricted for sale, available only to institutional investors. It was purchased on May 11, 2010 for $1,094,630, and is currently valued at $113.564 per unit.
**	Variable Rate Security; as of June 30, 2011, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio Refunding, 5.000% Due 12/01/2012	200,000	210,624
Avon Lake Ohio General Obligation Limited 2.000% Due 12/01/2011	115,000	115,762
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	84,100
Fairfield, OH, (FGIC Insured), 0.000% Due 12/01/2011*	100,000	99,495
Gahanna , OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	441,612
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	802,800
Mason, OH General Obligation Limited, 4.000% Due 12/01/2020	375,000	398,216
Mentor, OH, General Obligation (MBIA Insured), 5.000% Due 12/01/2015	140,000	159,708
Sharonville Ohio General Obligation, 2.625% Due 12/01/2013	200,000	205,242
Vandalia Ohio General Obligation Limited Bond, 5.250% Due 12/01/2018	500,000	550,415
Westerville, OH, General Obligation Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	483,777
Westerville, OH, General Obligation Limited, 1.750% Due 12/01/2014	100,000	102,131
10.1% – General Obligation – City		$3,653,882
Harris County Texas General Obligation Limited, 5.750% Due 10/01/2025	200,000	245,746
Portage County Ohio General Obligation Limited Bond, 3.000% Due 12/01/2021	270,000	261,984
1.4% – General Obligation – County		$507,730
State of Ohio Common Schools – Series C, 5.000% Due 03/15/2017	120,000	129,425
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	328,638
State of Ohio General Obligation Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	970,000	1,054,662
State of Ohio General Obligation Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	431,213
State of Ohio General Obligation Unlimited, 3.000% Due 09/01/2014	450,000	478,292

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio General Obligation, 4.500% Due 05/01/2019	500,000	523,705
State of Ohio General Obligation, 5.000% Due 03/01/2015	385,000	414,275
State of Ohio General Obligation, 5.250% Due 05/01/2012	175,000	182,114
9.8% – General Obligation – State		$3,542,324
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	336,573
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	308,835
Florida Atlantic University Finance Corporation Capital Improvement Revenue 5.000% Due 07/01/2016	250,000	276,287
Florida State Board of Governors FL State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	641,856
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	565,555
Ohio State University General Receipt Revenue 4.000% Due 12/01/2015	785,000	871,845
Ohio State University General Receipt Revenue Series A, 4.000% Due 12/01/2012	250,000	262,467
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	521,085
State of Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	235,844
State of Florida Board of Education Lottery Revenue, 5.000% Due 07/01/2014	250,000	275,458
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	169,810
State of Ohio Higher Education Facilities Revenue University of Dayton, 4.000% Due 12/01/2012	345,000	358,986
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.500% Due 05/01/2013	125,000	127,099

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	101,907
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	167,572
State of Ohio Higher Educational Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	225,000	236,281
University of Cincinnati General Receipts Revenue Series G 5.000% Due 06/01/2017	280,000	317,201
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	333,429
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	273,135
University of Cincinnati, Certificate of Participation, 5.750% Due 12/01/2011	25,000	25,501
17.7% – Higher Education		$6,406,726
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	356,008
Hamilton County OH Hospital Facilities Revenue Cincinnati Children's Hospital, 5.250% Due 05/15/2021	750,000	753,698
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center, 5.000% Due 12/01/2011	200,000	202,804
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	513,970
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	212,980
State of Ohio Hospital Facilities Revenue Cleveland Clinic, 5.000% Due 01/01/2025	430,000	447,415
6.9% – Hospital/Health Bonds		$2,486,875
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	101,469
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	342,352

Municipal Income Securities – Bonds	Face	Fair Value
San Antonio Texas Electric and Gas Revenue, 5.000% Due 02/01/2025	150,000	158,310
1.7% – Revenue Bonds – Electric		$602,131
Butler County, OH Water and Sewer General Obligation Limited, 2.250% Due 12/01/2012	100,000	102,018
Butler County, OH Water and Sewer General Obligation Limited, 3.500% Due 12/01/2017	400,000	423,524
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	50,000	51,218
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	159,132
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	540,085
Mason, OH Sewer System Revenue (MBIA Insured), 4.850% Due 12/01/2024	340,000	340,439
Nashville and Davidson, TN, 7.700% Due 01/01/2012	10,000	10,328
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	468,705
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	270,977
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	320,560
7.4% – Revenue Bonds – Water & Sewer		$2,686,986
Cincinnati, Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	159,009
Clermont County, OH Transportation Improvement District Revenue 3.875% Due 12/01/2012	250,000	260,092
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	440,664
Cleveland, OH Parking Facilities Revenue (FSA Insured), 4.000% Due 09/15/2015	150,000	158,591
Hopkins County KY Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	297,699

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Indianapolis Indiana Local Public Improvement Bond Bank Revenue, 5.000% Due 01/01/2015	430,000	480,465
Kentucky Association of Counties Financing Corporation Revenue, 4.250% Due 02/01/2023	200,000	202,400
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	97,651
Newport, Kentucky First Mortgage Revenue Court Facilities Project, 4.000% Due 10/01/2025	500,000	492,500
7.2% – Other Revenue Bonds		$2,589,071
Barberton, OH City School District General Obligation, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	320,721
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/2012	140,000	143,227
Chillicothe, OH City School District General Obligation (FGIC Insured), 4.000% Due 12/01/2018	300,000	315,927
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	252,220
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	144,988
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	178,444
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500% Due 12/01/2021	100,000	102,124
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	269,075
Fairfield, OH, City School District Refunding General Obligation Unlimited (MBIA-IL-RE FGIC Insured), 5.250% Due 12/01/2014	95,000	96,676
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	298,761

Municipal Income Securities – Bonds	Face	Fair Value
Green County KY School District Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	374,314
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	329,562
Keller, TX, Independent School District General Obligation Unlimited, 4.500% Due 02/15/2020	250,000	275,870
Kenton County Kentucky School District Finance Corporation School Building Revenue, 4.500% Due 02/01/2025	300,000	300,564
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	451,760
Kings Local, OH, 6.350% Due 12/01/2012	15,000	16,161
Kings Local, OH, 6.400% Due 12/01/2013	150,000	168,531
Lakota Ohio Local School District General Obligation, 5.250% Due 12/01/2025	205,000	240,725
Mariemont, OH City School District General Obligation (FSA Insured), 4.400% Due 12/01/2023	515,000	524,970
Marshall County, KY School District Finance Corporation School Building Revenue, 3.000% Due 03/01/2015	250,000	263,552
Mason, OH City Schools (FGIC Insured), 5.000% Due 12/01/2015	135,000	155,367
Meade County KY School District Finance Corp. School Building Revenue (Natl-RE Seek Insured) 4.000% Due 09/01/2020	155,000	159,283
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	294,249
Milton Union, OH Exempted Village School District General Obligation Limited, 2.000% Due 12/01/2011	195,000	196,034
Nelsonville York, OH City School District General Obligation (SDCEP Insured), 5.000% Due 12/01/2012	270,000	284,926

The accompanying notes are an integral part of these financial statements.

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MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	222,788
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	394,683
Springboro Ohio City School District General Obligation (AGM Insured) 5.250% Due 12/01/2018	310,000	357,095
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	218,194
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	438,948
Sycamore, Ohio, Community Unlimited General Obligation, 5.375% Due 12/01/2013	125,000	138,202
Wayne Trace Ohio Local School District General Obligation (SDCP Insured), 3.000% Due 12/01/2020	320,000	305,162
Western Reserve Ohio Local School District General Obligation (SDCP Insured), 4.000% Due 12/01/2022	240,000	245,779
Wyoming Ohio City School District General Obligation Unlimited, 5.750% Due 12/01/2017	460,000	547,336
25.0% – School District		$9,026,218
Kentucky State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	216,667
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000% Due 09/01/2011	255,000	256,696
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	150,364
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	478,964
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	189,924
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	210,677

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Cultural Facilities Revenue (FSA Insured), 5.000% Due 10/01/2012	250,000	263,300
State of Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	200,000	229,768
State of Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	362,235
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	104,518
State of Ohio Parks and Recreation Bonds, 4.350% Due 12/01/2011	100,000	100,276
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	345,643
8.0% – State Agency		$2,909,032
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	80,000	81,510
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	175,000	177,961
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	405,000	420,694
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100% Due 09/01/2017	60,000	65,372
State of Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	410,000	409,172
State of Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	380,000	403,982
4.3% – Housing		$1,558,691
Total Fixed Income – Municipal Bonds 99.5%		$35,969,666
(Municipal Bonds Identified Cost $34,770,316)
Other Assets in Excess of Liabilities 0.5%		$171,951
Total Net Assets 100.0%		$36,141,617

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2011 – Unaudited

AMBAC – American Municipal Bond Assurance Corporation

MBIA – Municipal Bond Insurance Association

FSA – Financial Sercurity Assurance

SDCEP – Ohio School District Credit Enhancement Program

FGIC – Financial Guaranty Insurance Company

AGM – Assured Guaranty Municipal Mortgage Association

GNMA – Government National Mortgage Association

FNMA – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$67,387,597	$39,987,571	$11,976,030	$9,091,162	$45,015,037	$7,244,986
Dividends and Interest Receivable	67,511	43,361	5,172	3,745	15,097	2,189
Securities Sold Receivable	0	900,462	0	0	0	103,660
Total Assets	$67,455,108	$40,931,394	$11,981,202	$9,094,907	$45,030,134	$7,350,835
Liabilities:
Accrued Management Fees	$53,577	$32,104	$9,487	$7,245	$35,940	$5,745
Securities Purchased Payable	0	794,995	0	0	0	0
Total Liabilities	$53,577	$827,099	$9,487	$7,245	$35,940	$5,745
Net Assets	$67,401,531	$40,104,295	$11,971,715	$9,087,662	$44,994,194	$7,345,090
Net Assets Consist of:
Paid in Capital	$58,692,392	$38,788,797	$12,480,716	$9,762,832	$41,374,138	$9,799,045
Accumulated Undistributed Net Investment Income (Loss)	564,982	186,194	12,825	8,164	(38,121)	(10,214)
Accumulated Net Realized Gain (Loss) from Security Transactions	364,667	(4,198,553)	(2,150,196)	(1,900,868)	(6,393,218)	(3,240,884)
Net Unrealized Gain On Investments	7,779,490	5,327,857	1,628,370	1,217,534	10,051,395	797,143
Net Assets	$67,401,531	$40,104,295	$11,971,715	$9,087,662	$44,994,194	$7,345,090
Shares Outstanding (Unlimited Amount Authorized)	3,728,798	1,703,399	722,886	580,732	1,352,019	577,339
Offering, Redemption and Net Asset Value Per Share	$18.08	$23.54	$16.56	$15.65	$33.28	$12.72
*Identified Cost of Securities	$59,608,107	$34,659,714	$10,347,660	$7,873,628	$34,963,642	$6,447,843

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$9,834,463	$13,388,004	$179,890,464	$35,969,666
Cash & Cash Equivalents	0	55	0	0
Dividends and Interest Receivable	23,527	33,362	1,971,983	314,376
Fund Shares Sold Receivable	0	0	0	0
Total Assets	$9,857,990	$13,421,421	$181,862,447	$36,284,042
Liabilities:
Accrued Management Fees	$8,073	$10,760	$128,964	$19,665
Securities Purchased Payable	0	0	0	122,760
Total Liabilities	$8,073	$10,760	$128,964	$142,425
Net Assets	$9,849,917	$13,410,661	$181,733,483	$36,141,617
Net Assets Consist of:
Paid in Capital	$6,226,104	$11,310,879	$172,693,542	$34,939,198
Accumulated Undistributed Net Investment Income (Loss)	19,564	117,716	36,505	13,863
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,961)	68,476	218,034	(10,794)
Net Unrealized Gain on Investments	3,608,210	1,913,590	8,785,402	1,199,350
Net Assets	$9,849,917	$13,410,661	$181,733,483	$36,141,617
Shares Outstanding (Unlimited Amount Authorized)	721,491	556,589	10,696,457	2,141,056
Offering, Redemption and Net Asset Value Per Share	$13.65	$24.09	$16.99	$16.88
*Identified Cost of Securities	$6,226,253	$11,474,414	$171,105,062	$34,770,316

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011
Investment Income:
Interest	$132	$50	$—	$17	$13	$5
Dividends	838,667	350,373	51,336	50,685	191,004	26,342
Total Investment Income	$838,799	$350,423	$51,336	$50,702	$191,017	$26,347
Expenses:
Gross Management Fee	$312,853	$201,970	$60,151	$43,655	$229,138	$36,561
Net Investment Income (Loss)	$525,946	$148,453	$(8,815)	$7,047	$(38,121)	$(10,214)
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$3,245,099	$2,031,468	$690,160	$557,525	$4,474,231	$748,268
Net Change in Unrealized Gain (Loss) on Investments	(481,151)	(366,287)	(255)	(75,646)	(786,742)	(370,164)
Net Gain on Investments	$2,763,948	$1,665,181	$689,905	$481,879	$3,687,489	$378,104
Net Change in Net Assets from Operations	$3,289,894	$1,813,634	$681,090	$488,926	$3,649,368	$367,890

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011	Six Months Ended 6/30/2011
Investment Income:
Interest	$21	$0	$3,842,278	$596,782
Dividends	153,228	197,305*	0	0
Total Investment Income	$153,249	$197,305	$3,842,278	$596,782
Expenses:
Gross Management Fee	$46,686	$89,419	$907,519	$175,192
Management Fee Waiver (See Note #4)	—	(25,549)	(136,128)	(61,317)
Net Expenses	$46,686	$63,870	$771,391	$113,875
Net Investment Income	$106,563	$133,435	$3,070,887	$482,907
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$27	$(28,057)	$217,955	$(5,343)
Net Change in Unrealized Gain (Loss) on Investment	783,228	172,571	908,936	708,868
Net Gain (Loss) on Investments	$783,255	$144,514	$1,126,891	$703,525
Net Change in Net Assets from Operations	$889,818	$277,949	$4,197,778	$1,186,432
*	Net of foreign tax withholdings of $24,906.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010
Operations:
Net Investment Income (Loss)	$525,946	$847,061	$148,453	$293,924	$(8,815)	$22,355
Net Realized Gain (Loss) from Security Transactions	3,245,099	1,923,608	2,031,468	(369,349)	690,160	568,748
Net Change in Unrealized Gain (Loss) on Investments	(481,151)	2,952,393	(366,287)	3,169,101	(255)	782,611
Net Change in Net Assets from Operations	$3,289,894	$5,723,062	$1,813,634	$3,093,676	$681,090	$1,373,714
Distributions to Shareholders:
Net Investment Income	$0	$(842,719)	$0	$(286,282)	$0	$(6,820)
Net Change in Net Assets from Distributions	$0	$(842,719)	$0	$(286,282)	$0	$(6,820)
Capital Share Transactions:
Proceeds From Sale of Shares	$8,373,507	$11,459,524	$1,680,722	$3,850,363	$619,605	$1,789,064
Shares Issued on Reinvestment of Distributions	0	335,279	0	188,950	0	3,834
Cost of Shares Redeemed	(2,587,824)	(8,087,619)	(3,536,540)	(7,581,436)	(1,176,522)	(3,890,639)
Net Change in Net Assets from Capital Share Transactions	$5,785,683	$3,707,184	$(1,855,818)	$(3,542,123)	$(556,917)	$(2,097,741)
Net Change in Net Assets	$9,075,577	$8,587,527	$(42,184)	$(734,729)	$124,173	$(730,847)
Net Assets at Beginning of Period	$58,325,954	$49,738,427	$40,146,479	$40,881,208	$11,847,542	$12,578,389
Net Assets at End of Period	$67,401,531	$58,325,954	$40,104,295	$40,146,479	$11,971,715	$11,847,542
Including accumulated net investment income of	$564,982	$39,036	$186,194	$37,741	$12,825	$21,640

* –  Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010
Operations:
Net Investment Income (Loss)	$7,047	$21,876	$(38,121)	$248,479	$(10,214)	$1,397
Net Realized Gain (Loss) from Security Transactions	557,525	456,395	4,474,231	7,382,494	748,268	450,107
Net Change in Unrealized Gain (Loss) on Investments	(75,646)	618,945	(786,742)	2,749,383	(370,164)	315,886
Net Change in Net Assets from Operations	$488,926	$1,097,216	$3,649,368	$10,380,356	$367,890	$767,390
Distributions to Shareholders:
Net Investment Income	$0	$(23,144)	$0	$(264,230)	$0	$(9,064)
Return of Capital	0	0	0	0	0	0
Net Change in Net Assets from Distributions	$0	$(23,144)	$0	$(264,230)	$0	$(9,064)
Capital Share Transactions:
Proceeds From Sale of Shares	$2,189,786	$709,136	$761,024	$1,828,990	$42,186	$257,688
Shares Issued on Reinvestment of Distributions	—	8,067	—	91,399	—	1,913
Cost of Shares Redeemed	(143,215)	(833,199)	(3,872,334)	(7,048,583)	(184,764)	(521,700)
Net Change in Net Assets from Capital Share Transactions	$2,046,571	$(115,996)	$(3,111,310)	$(5,128,194)	$(142,578)	$(262,099)
Net Change in Net Assets	$2,535,497	$958,076	$538,058	$4,987,932	$225,312	$496,227
Net Assets at Beginning of Period	$6,552,165	$5,594,089	$44,456,136	$39,468,204	$7,119,778	$6,623,551
Net Assets at End of Period	$9,087,662	$6,552,165	$44,994,194	$44,456,136	$7,345,090	$7,119,778
Including accumulated net investment income of	$8,164	$1,118	$(38,121)	$—	$(10,214)	$—

* – Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2011 – Unaudited

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010	Six Months Ended 6/30/2011*	Year Ended 12/31/2010
Operations:
Net Investment Income	$106,563	$103,363	$133,435	$98,487	$3,070,887	$6,136,879	$482,907	$808,615
Net Realized Gain (Loss) from Security Transactions	27	603,666	(28,057)	169,102	217,955	1,225,055	(5,343)	(5,450)
Net Change in Unrealized Gain / Loss on Investments	783,228	940,583	172,571	700,080	908,936	2,734,424	708,868	(338,306)
Net Change in Net Assets from Operations	$889,818	$1,647,612	$277,949	$967,669	$4,197,778	$10,096,358	$1,186,432	$464,859
Distributions to Shareholders:
Net Investment Income	$(86,999)	$(172,881)	$—	$(107,538)	$(3,055,159)	$(6,153,870)	$(478,571)	$(806,750)
Net Realized Gain from Security Transactions	0	(468,982)	0	(114,666)	0	(1,201,158)	0	0
Return of Capital	0	—	0	0	0	0	0	0
Net Change in Net Assets from Distributions	$(86,999)	$(641,863)	$—	$(222,204)	$(3,055,159)	$(7,355,028)	$(478,571)	$(806,750)
Capital Share Transactions:
Proceeds From Sale of Shares	$2,606,284	$196,429	$3,905,636	$3,078,263	$13,518,556	$43,863,521	$5,724,547	$11,522,091
Shares Issued on Reinvestment of Distributions	19,434	516,631	—	177,635	572,323	2,376,391	11,362	18,690
Cost of Shares Redeemed	(284,193)	(2,471,381)	(529,766)	(589,994)	(16,855,361)	(27,204,780)	(3,190,319)	(3,527,409)
Net Change in Net Assets from Capital Share Transactions	$2,341,525	$(1,758,321)	$3,375,870	$2,665,904	$(2,764,482)	$19,035,132	$2,545,590	$8,013,372
Net Change in Net Assets	$3,144,344	$(752,572)	$3,653,819	$3,411,369	$(1,621,863)	$21,776,462	$3,253,451	$7,671,481
Net Assets at Beginning of Period	$6,705,573	$7,458,145	$9,756,842	$6,345,473	$183,355,346	$161,578,884	$32,888,166	$25,216,685
Net Assets at End of Period	$9,849,917	$6,705,573	$13,410,661	$9,756,842	$181,733,483	$183,355,346	$36,141,617	$32,888,166
Including accumulated net investment income (loss) of	$19,564	$—	$117,716	$(15,719)	$36,505	$20,777	$13,863	$9,527

* – Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$17.14	$15.66	$13.07	$18.58	$17.51	$15.00
Operations:
Net Investment Income	0.13	0.25	0.24	0.16	0.20	0.13
Net Gains (Losses) on Securities (Realized & Unrealized)	0.81	1.48	2.59	(5.51)	1.65	2.52
Total Operations	$0.94	$1.73	$2.83	($5.35)	$1.85	$2.65
Distributions:
Net Investment Income	0.00	(0.25)	(0.23)	(0.16)	(0.20)	(0.13)
Net Realized Capital Gains	0.00	0.00	(0.01)	0.00	(0.58)	(0.01)
Total Distributions	$0.00	($0.25)	($0.24)	($0.16)	($0.78)	($0.14)
Net Asset Value End of Period	$18.08	$17.14	$15.66	$13.07	$18.58	$17.51
Total Return(a)	5.48%(b)	11.05%	21.66%	(28.75% )	10.54%	17.65%
Net Assets, End of Period (Millions)	$67.40	$58.33	$49.74	$35.14	$20.97	$8.69
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.68%(d)	1.65%	1.85%	1.64%	1.26%	1.41%
Average Net Assets after Waiver	1.68%(d)	1.65%	1.85%	1.66%	1.31%	1.52%
Portfolio Turnover Rate	29.71%(b)	42.37%	48.23%	56.47%	43.50%	39.41%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Period Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$22.51	$20.85	$16.85	$26.35	$26.67	$25.43
Operations:
Net Investment Income	0.07	0.17	0.15	0.17	0.13	0.19
Net Gains (Losses) on Securities (Realized & Unrealized)	0.96	1.65	3.98	(9.50)	2.86	2.86
Total Operations	$1.03	$1.82	$4.13	($9.33)	$2.99	$3.05
Distributions:
Net Investment Income	—	(0.16)	(0.13)	(0.17)	(0.13)	(0.19)
Return of Capital	0.00	0.00	0.00	(0.00)(a)	0.00	0.00
Net Realized Capital Gains	0.00	0.00	0.00	0.00	(3.18)	(1.62)
Total Distributions	$0.00	($0.16)	($0.13)	($0.17)	($3.31)	($1.81)
Net Asset Value End of Period	$23.54	$22.51	$20.85	$16.85	$26.35	$26.67
Total Return(b)	4.58%(c)	8.74%	24.52%	(35.41% )	11.11%	11.94%
Net Assets, End of Period (Millions)	$40.10	$40.15	$40.88	$32.56	$53.05	$52.64
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(e)	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.74%(e)	0.75%	0.84%	0.69%	0.39%	0.63%
Average Net Assets after Waiver	0.74%(e)	0.75%	0.84%	0.71%	0.44%	0.68%
Portfolio Turnover Rate	30.54%(c)	48.73%	76.77%	85.40%	57.24%	66.18%

*	Unaudited
(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(e)	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$15.64	$13.89	$10.11	$17.47	$16.81	$15.00
Operations:
Net Investment Income (Loss)	(0.02)	0.03	0.01	(0.01)	(0.01)	0.01
Net Gains (Losses) on Securities (Realized & Unrealized)	0.94	1.73	3.81	(7.35)	1.09	1.81
Total Operations	$0.92	$1.76	$3.82	($7.36)	$1.08	$1.82
Distributions:
Net Investment Income	—	(0.01)	0.00	0.00	0.00	(0.01)
Net Realized Capital Gains	0.00	0.00	(0.04)	0.00	(0.42)	0.00
Total Distributions	$0.00	($0.01)	($0.04)	$0.00	($0.42)	($0.01)
Net Asset Value End of Period	$16.56	$15.64	$13.89	$10.11	$17.47	$16.81
Total Return(a)	5.88%(b)	12.66%	37.88%	(42.13% )	6.38%	12.15%
Net Assets, End of Period (Millions)	$11.97	$11.85	$12.58	$8.74	$11.98	$3.95
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	-0.15%(d)	0.19%	0.06%	(0.13%)	(0.09%)	0.01%
Average Net Assets after Waiver	-0.15%(d)	0.19%	0.06%	(0.11%)	(0.04%)	0.12%
Portfolio Turnover Rate	65.30%(b)	87.99%	59.47%	77.47%	65.78%	60.98%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$14.70	$12.28	$9.24	$16.51	$16.29	$15.00
Operations:
Net Investment Income	0.01	0.05	0.10	0.11	0.07	0.06
Net Gains (Losses) on Securities (Realized & Unrealized)	0.94	2.42	3.03	(7.26)	0.62	1.29
Total Operations	$0.95	$2.47	$3.13	($7.15)	$0.69	$1.35
Distributions:
Net Investment Income	0.00	(0.05)	(0.09)	(0.11)	(0.07)	(0.06)
Return of Capital	0.00	0.00	0.00	(0.01)	0.00	0.00
Net Realized Capital Gains	0.00	0.00	0.00	0.00	(0.40)	0.00
Total Distributions	$0.00	($0.05)	($0.09)	($0.12)	($0.47)	($0.06)
Net Asset Value End of Period	$15.65	$14.70	$12.28	$9.24	$16.51	$16.29
Total Return(a)	6.46%(b)	20.13%	33.87%	(43.27% )	4.24%	8.98%
Net Assets, End of Period (Millions)	$9.09	$6.55	$5.59	$4.71	$10.50	$9.60
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.98%	0.95%	0.90%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.16%(d)	0.36%	0.91%	0.73%	0.38%	0.31%
Average Net Assets after Waiver	0.16%(d)	0.36%	0.91%	0.75%	0.43%	0.41%
Portfolio Turnover Rate	48.92%(b)	76.64%	94.22%	104.11%	84.61%	58.83%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$30.74	$24.06	$15.45	$30.70	$31.83	$32.53
Operations:
Net Investment Income	($0.03)	$0.18	$0.10	$0.15	$0.07	$0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.57	$6.68	$8.61	($15.22)	$2.06	$3.80
Total Operations	$2.54	$6.86	$8.71	($15.07)	$2.13	$3.95
Distributions:
Net Investment Income	$0.00	($0.18)	($0.10)	($0.15)	($0.07)	($0.15)
Return of Capital	$0.00	$0.00	$0.00	($0.03)	$0.00	$0.00
Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	($3.19)	($4.50)
Total Distributions	$0.00	($0.18)	($0.10)	($0.18)	($3.26)	($4.65)
Net Asset Value End of Period	$33.28	$30.74	$24.06	$15.45	$30.70	$31.83
Total Return(a)	8.26%(b)	28.52%	56.39%	(49.07% )	6.62%	12.02%
Net Assets, End of Period (Millions)	$44.99	$44.46	$39.47	$30.91	$83.56	$87.73
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.17%)(d)	0.61%	0.53%	0.46%	0.14%	0.33%
Average Net Assets after Waiver	(0.17%)(d)	0.61%	0.53%	0.48%	0.19%	0.38%
Portfolio Turnover Rate	49.28%(b)	100.98%	115.74%	110.80%	85.16%	91.16%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$12.09	$10.79	$8.49	$15.82	$17.52	$15.00
Operations:
Net Investment Income (Loss)	(0.02)	0.02	0.02	0.02	(0.06)	0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	0.65	1.30	2.30	(7.32)	(1.64)	2.52
Total Operations	$0.63	$1.32	$2.32	($7.30)	($1.70)	$2.52
Distributions:
Net Investment Income	0.00	(0.02)	(0.02)	(0.02)	0.00	0.00
Return of Capital	0.00	0.00	(0.00)(a)	(0.01)	0.00	0.00
Net Realized Capital Gains	0.00	0.00	0.00	0.00	0.00	0.00
Total Distributions	$0.00	($0.02)	($0.02)	($0.03)	$0.00	$0.00
Net Asset Value End of Period	$12.72	$12.09	$10.79	$8.49	$15.82	$17.52
Total Return(b)	5.21%(c)	12.19%	27.34%	(46.17% )	(9.70% )	16.80%
Net Assets, End of Period (Millions)	$7.35	$7.12	$6.62	$5.38	$9.80	$10.59
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(e)	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.28%)(e)	0.02%	0.19%	0.11%	(0.36%)	(0.21%)
Average Net Assets after Waiver	(0.28%)(e)	0.02%	0.19%	0.13%	(0.31%)	(0.10%)
Portfolio Turnover Rate	76.04%(c)	168.53%	162.28%	169.95%	118.14%	87.93%

*	Unaudited
(a)	Distributions from Return of Capital amounted to less than $0.05 per share
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$12.54	$10.92	$9.30	$16.01	$23.50	$18.94
Operations:
Net Investment Income	0.08	0.16	0.28	0.28	0.46	0.39
Net Return of Capital	0.00	0.10	0.06	0.07	0.10	0.30
Net Gains (Losses) on Securities (Realized & Unrealized)	1.15	2.59	1.65	(6.31)	(4.57)	5.51
Total Operations	$1.23	$2.85	$1.99	($5.96)	($4.01)	$6.20
Distributions:
Net Investment Income	(0.12)	(0.29)	(0.28)	(0.28)	(0.46)	(0.39)
Return of Capital	0.00	0.00	(0.09)	(0.12)	0.00	0.00
Net Realized Capital Gains	0.00	(0.94)	0.00	(0.35)	(3.02)	(1.25)
Total Distributions	($0.12)	($1.23)	($0.37)	($0.75)	($3.48)	($1.64)
Net Asset Value End of Period	$13.65	$12.54	$10.92	$9.30	$16.01	$23.50
Total Return(a)	9.83%(b)	26.46%	22.34%	(38.47% )	(17.09% )	33.06%
Net Assets, End of Period (Millions)	$9.85	$6.71	$7.46	$6.75	$13.45	$21.95
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.27%(d)	1.41%	3.17%	2.21%	1.82%	1.74%
Average Net Assets after Waiver	2.27%(d)	1.41%	3.17%	2.23%	1.87%	1.79%
Portfolio Turnover Rate	27.08%(b)	0.00%	6.19%	3.31%	13.73%	10.49%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31		Period Ended December 31,
		2010	2009	2008**
Net Asset Value Beginning of Period	$23.50	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	0.31	0.26	0.20	(0.01)
Net Gains on Securities (Realized & Unrealized)	0.28	2.32	5.49	1.13
Total Operations	$0.59	$2.58	$5.69	$1.12
Distributions:
Net Investment Income	0.00	(0.27)	(0.23)	0.00
Net Realized Capital Gains	0.00	(0.28)	(0.11)	0.00
Total Distributions	$0.00	($0.55)	($0.34)	$0.00
Net Asset Value End of Period	$24.09	$23.50	$21.47	$16.12
Total Return(a)	2.51%(b)	12.00%	35.32%	7.47%(b)
Net Assets, End of Period (Millions)	$13.41	$9.76	$6.35	$1.78
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%(d)	1.40%	1.40%	1.33%(d)
Average Net Assets after Waiver	1.00%(d)	1.00%	1.00%	0.95%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.68%(d)	0.98%	1.36%	(0.98%)(d)
Average Net Assets after Waiver	2.08%(d)	1.38%	1.76%	(0.60%)(d)
Portfolio Turnover Rate	12.65%(b)	19.61%	22.12%	0.00%

*	Unaudited
**	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$16.89	$16.59	$16.40	$16.12	$15.79	$15.85
Operations:
Net Investment Income	0.29	0.58	0.61	0.62	0.66	0.63
Net Gains (Losses) on Securities (Realized & Unrealized)	0.10	0.41	0.40	0.36	0.33	(0.06)
Total Operations	$0.39	$0.99	$1.01	$0.98	$0.99	$0.57
Distributions:
Net Investment Income	(0.29)	(0.58)	(0.61)	(0.62)	(0.66)	(0.63)
Net Realized Capital Gains	0.00	(0.11)	(0.21)	(0.08)	0.00	0.00
Total Distributions	($0.29)	($0.69)	($0.82)	($0.70)	($0.66)	($0.63)
Net Asset Value End of Period	$16.99	$16.89	$16.59	$16.40	$16.12	$15.79
Total Return(a)	2.29%(b)	6.02%	6.27%	6.23%	6.40%	3.71%
Net Assets, End of Period (Millions)	$181.73	$183.36	$161.58	$118.58	$104.19	$83.84
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.23%(d)	3.27%	3.66%	3.72%	4.08%	3.93%
Average Net Assets after Waiver	3.38%(d)	3.42%	3.81%	3.87%	4.23%	4.08%
Portfolio Turnover Rate	8.36%(b)	29.16%	34.17%	23.99%	12.14%	35.70%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 06/30/2011*	Year Ended December 31
		2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$16.56	$16.68	$16.09	$15.98	$15.91	$15.92
Operations:
Net Investment Income	0.22	0.45	0.47	0.51	0.55	0.53
Net Gains (Losses) on Securities (Realized & Unrealized)	0.32	(0.12)	0.59	0.11	0.07	(0.01)
Total Operations	$0.54	$0.33	$1.06	$0.62	$0.62	$0.52
Distributions:(a)
Net Investment Income	(0.22)	(0.45)	(0.47)	(0.51)	(0.55)	(0.53)
Net Realized Capital Gains	0.00	0.00	0.00	0.00	0.00	0.00
Total Distributions	($0.22)	($0.45)	($0.47)	($0.51)	($0.55)	($0.53)
Net Asset Value End of Year	$16.88	$16.56	$16.68	$16.09	$15.98	$15.91
Total Return(b)	3.31%(c)	1.96%	6.61%	3.96%	3.95%	3.31%
Net Assets, End of Year (Millions)	$36.14	$32.89	$25.22	$14.90	$11.47	$10.87
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.40%(e)	2.39%	2.63%	2.96%	3.10%	3.01%
Average Net Assets after Waiver	2.75%(e)	2.74%	2.98%	3.31%	3.45%	3.36%
Portfolio Turnover Rate	1.05%(c)	5.28%	4.69%	16.95%	16.08%	19.45%

*	Unaudited
(a)	All distributions are Federally tax exempt.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

1)    Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the Growth Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the International Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

2)    Security Valuation and Transactions, continued

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2011:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,947,000	$—	$—	$3,947,000
Industrials	6,164,560	—	—	6,164,560
Telecomm Services	1,981,029	—	—	1,981,029
Consumer Staples	11,856,048	—	—	11,856,048
Consumer Discretionary	5,917,582	—	—	5,917,582
Energy	8,766,175	—	—	8,766,175
Financial Services	8,758,871	—	—	8,758,871
Health Care	7,397,061	—	—	7,397,061
Information Technology	9,459,982	—	—	9,459,982
Utilities	1,293,999	—	—	1,293,999
Cash Equivalents	1,845,290	—	—	1,845,290
Total	$67,387,597	$—	$—	$67,387,597

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,268,696	$—	$—	$3,268,696
Industrials	5,302,945	—	—	5,302,945
Consumer Staples	3,249,356	—	—	3,249,356
Consumer Discretionary	2,851,678	—	—	2,851,678
Energy	5,807,818	—	—	5,807,818
Financial Services	6,051,968	—	—	6,051,968
Health Care	4,866,644	—	—	4,866,644
Information Technology	8,561,325	—	—	8,561,325
Cash Equivalents	27,141	—	—	27,141
Total	$39,987,571	$—	$—	$39,987,571

Dynamic Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,483,894	$—	$—	$1,483,894
Industrials	2,032,083	—	—	2,032,083
Consumer Discretionary	2,179,392	—	—	2,179,392
Energy	2,282,905	—	—	2,282,905
Financial Services	280,533	—	—	280,533
Health Care	645,964	—	—	645,964
Information Technology	3,045,132	—	—	3,045,132
Cash Equivalents	26,127	—	—	26,127
Total	$11,976,030	$—	$—	$11,976,030

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

2)    Security Valuation and Transactions, continued

Disciplined Large-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$549,877	$—	$—	$549,877
Industrials	770,078	—	—	770,078
Telecomm Services	253,253	—	—	253,253
Consumer Staples	212,867	—	—	212,867
Consumer Discretionary	830,462	—	—	830,462
Energy	1,827,969	—	—	1,827,969
Financial Services	1,294,232	—	—	1,294,232
Health Care	514,710	—	—	514,710
Information Technology	2,636,985	—	—	2,636,985
Real Estate Investment Trusts	160,689	—	—	160,689
Cash Equivalents	40,040	—	—	40,040
Total	$9,091,162	$—	$—	$9,091,162

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,242,119	$—	$—	$3,242,119
Industrials	4,976,118	—	—	4,976,118
Telecomm Services	784,776	—	—	784,776
Consumer Staples	2,054,425	—	—	2,054,425
Consumer Discretionary	6,878,865	—	—	6,878,865
Energy	5,462,481	—	—	5,462,481
Financial Services	3,596,627	—	—	3,596,627
Health Care	4,549,917	—	—	4,549,917
Information Technology	11,805,904	—	—	11,805,904
Real Estate Investment Trusts	1,352,162	—	—	1,352,162
Cash Equivalents	311,643	—	—	311,643
Total	$45,015,037	$—	$—	$45,015,037

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$605,186	$—	$—	$605,186
Industrials	1,459,223	—	—	1,459,223
Telecomm Services	102,340	—	—	102,340
Consumer Staples	86,284	—	—	86,284
Consumer Discretionary	1,087,651	—	—	1,087,651
Energy	484,482	—	—	484,482
Financial Services	509,201	—	—	509,201
Health Care	717,802	—	—	717,802
Information Technology	2,050,999	—	—	2,050,999
Real Estate Investment Trusts	53,235	—	—	53,235
Cash Equivalents	88,583	—	—	88,583
Total	$7,244,986	$—	$—	$7,244,986

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

2)    Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
REIT – Apartments	$1,696,422	$—	$—	$1,696,422
REIT – Diversified	650,928	—	—	650,928
REIT – Healthcare	506,388	—	—	506,388
REIT – Lodging and Hotels	1,162,493	—	—	1,162,493
REIT – Materials	243,240	—	—	243,240
REIT – Office and Industrial	2,100,227	—	—	2,100,227
REIT – Retail	2,984,939	—	—	2,984,939
REIT – Storage	456,040	—	—	456,040
Cash Equivalents	33,786	—	—	33,786
Total	$9,834,463	$—	$—	$9,834,463

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,726,173	$—	$—	$1,726,173
Industrials	1,586,483	—	—	1,586,483
Telecomm Services	1,228,321	—	—	1,228,321
Consumer Staples	1,069,044	—	—	1,069,044
Consumer Discretionary	891,356	—	—	891,356
Energy	1,833,051	—	—	1,833,051
Financial Services	2,801,527	—	—	2,801,527
Health Care	881,109	—	—	881,109
Information Technology	830,069	—	—	830,069
Utilities	515,059	—	—	515,059
Cash Equivalents	25,812	—	—	25,812
Total	$13,388,004	$—	$—	$13,388,004

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$42,826,955	$—	$42,826,955
Industrials	—	34,304,426	—	34,304,426
Utilities	—	18,758,088	—	18,758,088
U.S. Government Agency Obligations – Mortgage-Backed	—	14,469,266	—	14,469,266
U.S. Government Agency Obligations	—	18,990,426	—	18,990,426
U.S. Government Obligations	—	19,450,670	—	19,450,670
Taxable Municipal Bonds	—	23,003,240	—	23,003,240
Sovereign Bonds	—	5,167,345	—	5,167,345
Cash Equivalents	2,920,048	—	—	2,920,048
Total	$2,920,048	$176,970,416	$—	$179,890,464

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

2)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$4,244,033	$—	$4,244,033
General Obligation – County	—	1,007,829	—	1,007,829
General Obligation – State	—	3,542,324	—	3,542,324
Higher Education	—	6,406,726	—	6,406,726
Hospital / Health	—	2,486,875	—	2,486,875
Revenue Bonds – Electric	—	602,131	—	602,131
Revenue Bonds – Water & Sewer	—	2,686,986	—	2,686,986
Other Revenue	—	2,904,561	—	2,904,561
School District	—	9,026,218	—	9,026,218
State Agency	—	1,503,292	—	1,503,292
Housing	—	1,558,691	—	1,558,691
Total	$—	$35,969,666	$—	$35,969,666

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2011, no securities were transferred into or out of Level 1 or Level 2.

According to GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not own any derivative instruments as of and during the six month period ended June 30, 2011.

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

3)    Significant Accounting Policies, continued

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications.

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2011 as indicated below. The Adviser contractually waived part of the management fees for the International Fund, the Fixed Income Fund, and the Municipal Income Fund, as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income, and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2012.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	None	1.00%	$312,853	$0
Growth Fund	1.00%	None	1.00%	201,970	0
Dynamic Growth Fund	1.00%	None	1.00%	60,151	0
Disciplined Large-Cap Fund	1.00%	None	1.00%	43,655	0
Disciplined Mid-Cap Fund	1.00%	None	1.00%	229,138	0
Disciplined Small-Cap Fund	1.00%	None	1.00%	36,561	0
Realty Fund	1.00%	None	1.00%	46,686	0
International Fund	1.40%	0.40%	1.00%	63,870	25,549
Fixed Income Fund	1.00%	0.15%	0.85%	771,391	136,128
Municipal Income Fund	1.00%	0.35%	0.65%	113,875	61,317

At June 30, 2011, management fees payable to the Adviser amounted to: $53,577 for the Equity Income Fund, $32,104 for the Growth Fund, $9,487 for the Dynamic Growth Fund, $7,245 for the Disciplined Large-Cap Fund, $35,940 for the Disciplined Mid-Cap Fund, $5,745 for the Disciplined Small-Cap Fund, $8,073 for the Realty Fund, $10,760 for the International Fund, $128,964 for the Fixed Income Fund and $19,665 for the Municipal Income Fund.

5)    Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $18,000 for the six month period ended June 30, 2011, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Equity Income Fund, Growth Fund, Dynamic Growth Fund, disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2011, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 60.31% of the Equity Income Fund, 31.60% of the Growth Fund, 39.93% of the Dynamic Growth Fund, 72.55% of the Disciplined Large-Cap Fund, 63.93% of the Disciplined Mid-Cap Fund, 79.98% of the Disciplined Small-Cap Fund, 77.52% of the Realty Fund, 53.45% of the International Fund, 80.96% of the Fixed Income Fund, and 97.38% of the Municipal Income Fund.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

5)    Related Party Transactions, continued

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

From January 1, 2011 through June 30, 2011, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$23,821,086	$18,380,442	$0	$0
Growth Fund	12,326,513	14,151,184	0	0
Dynamic Growth Fund	7,988,468	8,505,565	0	0
Disciplined Large-Cap Fund	6,415,743	4,268,206	0	0
Disciplined Mid-Cap Fund	22,303,681	26,030,275	0	0
Disciplined Small-Cap Fund	5,633,449	5,937,180	0	0
Realty Fund	2,490,366	130,527	0	0
International Fund	5,177,111	1,624,729	0	0
Fixed Income Fund	16,554,694	14,568,623	0	1,681,044
Municipal Income Fund	3,469,543	360,000	0	0

7)    Share Transactions

As of June 30, 2011, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	471,661	724,197	71,929	183,324	38,119	127,526
Shares Issued on Reinvestment of Dividends	0	19,573	0	8,402	0	245
Subtotal	471,661	743,770	71,929	191,726	38,119	127,771
Shares Redeemed	(146,561)	(515,421)	(151,829)	(368,919)	(72,942)	(275,389)
Net Change During Period	325,100	228,349	(79,900)	(177,193)	(34,823)	(147,618)
Shares Outstanding:
December 31, 2010	3,403,698	3,175,349	1,783,299	1,960,492	757,709	905,327
June 30, 2011	3,728,798	3,403,698	1,703,399	1,783,299	722,886	757,709

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

7)    Share Transactions, continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	144,361	52,720	23,098	67,384	3,294	22,507
Shares Issued on Reinvestment of Dividends	0	548	0	2,963	0	157
Subtotal	144,361	53,268	23,098	70,347	3,294	22,664
Shares Redeemed	(9,309)	(62,961)	(117,175)	(264,825)	(14,707)	(47,955)
Net Change During Period	135,052	(9,693)	(94,077)	(194,478)	(11,413)	(25,291)
Shares Outstanding:
December 31, 2010	445,680	455,373	1,446,096	1,640,574	588,752	614,043
June 30, 2011	580,732	445,680	1,352,019	1,446,096	577,339	588,752

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	206,885	15,560	163,615	139,620	796,977	2,566,060	344,546	682,069
Shares Issued on Reinvestment of Dividends	1,455	41,265	0	7,585	33,833	140,319	679	1,113
Subtotal	208,340	56,825	163,615	147,205	830,810	2,706,379	345,225	683,182
Shares Redeemed	(21,433)	(205,238)	(22,151)	(27,621)	(992,269)	(1,587,683)	(190,536)	(208,464)
Net Change During Period	186,907	(148,413)	141,464	119,584	(161,459)	1,118,696	154,689	474,718
Shares Outstanding:
December 31, 2010	534,584	682,997	415,125	295,541	10,857,916	9,739,220	1,986,367	1,511,649
June 30, 2011	721,491	534,584	556,589	415,125	10,696,457	10,857,916	2,141,056	1,986,367

8)    Security Transactions

As of June 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation
Equity Income Fund	$59,608,107	$9,650,623	$(1,871,133)	$7,779,490
Growth Fund	34,659,714	6,599,633	(1,271,775)	5,327,858
Dynamic Growth Fund	10,347,660	1,919,817	(291,447)	1,628,370
Disciplined Large-Cap Fund	7,873,628	1,483,024	(265,490)	1,217,534
Disciplined Mid-Cap Fund	34,963,642	11,167,962	(1,116,567)	10,951,395
Disciplined Small-Cap Fund	6,448,839	1,135,937	(339,790)	796,147
Realty Fund	6,295,691	3,682,509	(143,737)	3,538,772
International Fund	11,474,414	2,330,496	(416,906)	1,913,590
Fixed Income Fund	171,105,062	8,867,352	(81,951)	8,785,401
Municipal Income Fund	34,770,317	1,278,394	(79,045)	1,199,349

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Equity Income Fund	2010	$842,719	$0	$0	$842,719
	2011	$0	$0	$0	$0
Growth Fund	2010	$286,282	$0	$0	$286,282
	2011	$0	$0	$0	$0
Dynamic Growth Fund	2010	$6,820	$0	$0	$6,820
	2011	$0	$0	$0	$0
Disciplined Large-Cap Fund	2010	$23,144	$0	$0	$23,144
	2011	$0	$0	$0	$0
Disciplined Mid-Cap Fund	2010	$264,230	$0	$0	$264,230
	2011	$0	$0	$0	$0
Disciplined Small-Cap Fund	2010	$9,064	$0	$0	$9,064
	2011	$0	$0	$0	$0
Realty Fund	2010	$124,694	$517,169	$0	$641,863
	2011	$86,999	$0	$0	$86,999
International Fund	2010	$140,462	$81,742	$0	$222,204
	2011	$0	$0	$0	$0
Fixed Income Fund	2010	$6,153,870	$1,201,158	$0	$7,355,028
	2011	$3,055,159	$0	$0	$3,055,159
Municipal Income Fund	2010	$806,593	$157	$0	$806,750
	2011	$478,571	$0	$0	$478,571

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011 – Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2010, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:			Total Capital Loss Carryover
	2016	2017	2018
Equity Income Fund	—	$2,713,234	—	$2,713,234
Growth Fund	$124,283	$5,659,325	$420,973	$6,204,581
Dynamic Growth Fund	$204,759	$2,623,484	—	$2,828,243
Disciplined Large-Cap Fund	$347,603	$2,105,563	—	$2,453,166
Disciplined Mid-Cap Fund	—	$10,867,449	—	$10,867,449
Disciplined Small-Cap Fund	$1,329,718	$2,659,434	—	$3,989,152
Municipal Income Fund	—	—	$5,451	$5,451

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long Term Capital Gain	Unrealized Appreciation	Total Distributable Income on a tax basis
Equity Income Fund	$39,036	$(2,713,234)	—	$8,093,443	$5,419,245
Growth Fund	37,741	(6,204,581)	—	5,668,704	(498,136)
Dynamic Growth Fund	21,640	(2,828,243)	—	1,616,512	(1,190,091)
Disciplined Large-Cap Fund	1,118	(2,453,166)	—	1,287,952	(1,164,096)
Disciplined Mid-Cap Fund	—	(10,867,449)	—	10,838,137	(29,312)
Disciplined Small-Cap Fund	—	(3,989,152)	—	1,167,307	(2,821,845)
Realty Fund	—	—	—	2,820,994	2,820,994
International Fund	—	—	96,533	1,725,300	1,821,833
Fixed Income Fund	20,777	—	79	7,876,466	7,897,322
Municipal Income Fund	9,527	(5,451)	—	490,482	494,558

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2010 and held through June 30, 2011.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 – June 30, 2011
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,054.84	$5.18
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,045.76	$5.16
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$1,058.82	$5.19
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$1,064.63	$5.20
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,082.63	$5.25
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,052.11	$5.17
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,098.32	$5.29
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$1,025.11	$5.10
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,022.94	$4.33
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,033.07	$3.33
Hypothetical Return	$1,000.00	$1,021.57	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 19, 2011. The Trustees reviewed a memorandum that had been prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the December 31, 2010 performance data discussed in the February 24, 2011 Board Meeting as well as the performance data through March 31, 2011. These reviews included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds at the May 19, 2011 meeting. The Trustees reviewed the Morningstar percentile ranking by fund category for all of the Funds other than the Institutional Bond Funds (for which Morningstar comparisons were not available). The Trustees recognized that through March 31, 2011, the Equity Income Fund under-performed its benchmark for the trailing 3 month and trailing 12 month periods, but was outperforming its benchmark for the trailing 3 year period. The Growth Fund underperformed its benchmark for the trailing 3 month, trailing 12 month, and trailing 3 year periods. The Dynamic Growth Fund outperformed its benchmark for the trailing 3 month, but underperformed its benchmark for the trailing 12 month and trailing 3 year periods. The Disciplined Large-Cap and Disciplined Mid-Cap Funds outperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year periods. The Disciplined Small-Cap and the Fixed Income Funds outperformed their respective benchmarks for the trailing 3 month period, but underperformed their respective benchmarks for the trailing 12 month and trailing 3 year periods. The Realty Fund and Municipal Bond Fund have underperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year period. The International Fund has slightly underperformed its benchmark for the trailing 3 month period, outperformed its benchmark for the trailing 12 month period. The JIC Institutional Funds and the Enhanced Return Fund have outperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year period. The Adviser emphasized that performance for the Funds should be considered over the longer term. The Adviser also explained that most of the underperformance of the Funds had to do with sector allocation mixes. After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. The Adviser provided an overview to the Adviser’s current health and viability, and reported that the business of the Adviser is healthy.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2010 by each Fund, in total dollars. The Trustees also reviewed a report which indicated average expense ratios for mutual funds in comparative categories. The Trustees agreed that the information on industry averages was most helpful. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when renewing the Agreement. The Trustees noted that each Johnson Fund had a ranking in the lower third of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment.

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

REVIEW AND RENEWAL OF AGREEMENTS

The Fund’s Chief Compliance Officer reminded the Board that the Funds did not use an affiliated broker to execute security transactions on behalf of the Funds. He indicated the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions was lower for the Funds than for the Adviser as a whole. It was the consensus of the Trustees that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were satisfied with the quality of investment advisory services provided by the Adviser in the past, and that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis. The Trustees did not identify any single factor in evaluating the contracts and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (69) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	None
Independent Trustees
Ronald H. McSwain (68) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (82) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (69) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (45) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Center since September 2010; Controller of MSA, Inc., January 2006 to September 2010	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (52) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (45) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (39) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

U.S. Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual
Report

June 30, 2011

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS	June 30, 2011 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	7
JIC Institutional Bond Fund III	8
Johnson Enhanced Return Fund	9

Statements of Assets and Liabilities	10

Statements of Operations	11

Statements of Change in Net Assets	12

Financial Highlights
JIC Institutional Bond Fund I	13
JIC Institutional Bond Fund II	14
JIC Institutional Bond Fund III	15
Johnson Enhanced Return Fund	16

Notes to the Financial Statements	17

Disclosure of Expenses	23

Additional Information	24

Review and Renewal of Management Agreements	25

Trustees and Officers Table	27

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 2011
Dear Shareholder,

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2011 Semiannual Report.  On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices.  The remainder of the report provides the holdings of each Johnson Mutual Fund along with other financial data and notes.

Stocks managed to end the first half of the year with a respectable gain, but the ride along the way was anything but smooth.  After a strong beginning, stocks sold off in May and into June as economic data softened and European credit problems continued.  Fortunately, stocks rallied sharply at the end of June, leaving the S&P 500 Index with a return of 4.1% through June 30th.  We also witnessed a rotation toward larger, quality stocks from higher risk areas.  Bonds also benefited from a flight to safety, despite the low level of absolute yields provided by most fixed income securities.  The Barclay’s Aggregate Bond Index returned 2.7% over the period.  Commodity prices finally cooled off after a torrid run, with oil prices falling about 20% from their peak.

Sovereign debt issues have weighed on the market for well over a year, but the intensity of the concern has increased in 2011, especially during the summer.  What was once a Greece-specific issue quickly spread to other European countries.  The intertwined nature of the European Union’s financial system has given it a vested interest in avoiding a Greek debt default.  Bailout measures over the last year or so have been unsuccessful, so the moment of truth for Greece is quickly arriving.  Some prominent countries in Europe are headed down the same path, as news about Italy’s fiscal situation spooked the market in July.  Fiscally stronger countries, mainly Germany, are growing less patient with bailing out their neighbors.

Of course, that leads us to the U.S. and the well-documented debate about the debt ceiling that gripped the nation through early August.  The end result of the much-politicized wrangling between parties was an agreement that did little to address our deep-rooted fiscal problems.  This led to an historic downgrade of our debt by Standard & Poor’s.  While a downgrade may not significantly affect our nation’s borrowing costs in the short run, it does send a pointed message to our government that action is needed to get our nation back on a sustainable fiscal path.  Meanwhile, the markets have experienced significant volatility.  With the debt concerns combined with an economic recovery that is grinding at best, investors have become more risk averse.

We do not believe in timing the market, since history shows it simply doesn’t work. We do know that history is not kind to those that sell in the midst of a sharp downturn. One of the best attributes of successful investors is not joining the crowd during manias or panics.   Having an appropriate diversified portfolio typically provides significant benefits during periods of stock market volatility, and this recent occurrence has been no exception.

We appreciate the confidence that you have placed in us to serve your investment needs.  Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.  Thank you.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

1

Performance Review – June 30, 2011 Unaudited

JIC Institutional Bond Fund I

The JIC Fund I provided a total return of 1.49% during the first six months of 2011 compared to a return of 1.02% for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.  The Fund outperformed this index during both the first and second quarters of the year due primarily to its greater emphasis on high quality corporate bonds and higher average portfolio yield.  The Fund’s broader dispersion of maturities and slightly longer average portfolio duration also contributed to its better relative performance.  The Fund’s maturity distribution is structured to take advantage of the very steep yield curve available in the bond market.  The weighted average duration of the Fund is just longer than two years currently.

During the first three months of the year yields rose as investors anticipated that improving economic growth might cause the Federal Reserve to raise short-term interest rates by the end of this year or early in 2012.  Concerns regarding potential future inflation also caused yields to rise.  Concurrently, corporate bonds provided superior returns due to their income advantage and narrowing in quality yield spreads.  As the second quarter unfolded, however, worries began to emerge about the global economic impact of a potential default of a European sovereign credit.  Evidence of some slowing in the U.S. economy also began to materialize.  Despite the conclusion of the Fed’s bond buying program (named QE2) and the unlikelihood of a QE3, interest rates declined and corporate yield spreads widened, reversing the trend in the first quarter.  The yield curve also shifted back to its steepest level during the economic cycle.  The Fund’s higher allocation to corporate bonds and slightly longer duration added relative value throughout both periods.

Looking forward, we believe that interest rates are going through a bottoming process and will erratically rise as the economy improves in the second half.  Reduction in commodity prices (especially gasoline) and some moderation in consumer deleveraging will be a positive to spending and spur some improvement in growth.  In addition, we expect production will soon pick up as the supply disruptions from Japan fade away.  There are also tax incentives for corporations to bring forward capital expenditures prior to their expiration at the end of the year.  All of this should lead to better growth.  However, any improvement will be modest and the Fed is not likely to begin raising interest rates at least until late 2012.  This will help keep a lid on the overall increase in yields in the near-term, especially for the short maturity securities that Fund I emphasizes.

There are, of course, a number of risks currently in the market, including the potential that the U.S. could technically default if congress doesn’t soon raise the debt ceiling.  Ultimately, we expect interest rates will rise, the yield curve will flatten and corporate spreads will tighten.  We remain overweight high quality credit securities and biased somewhat toward a barbelled maturity structure to take advantage of this move.

Average Annual Total Returns As of June 30, 2010
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
Six Month	1.49%	1.02%
One Year	2.29%	1.78%
Five Years	5.10%	4.32%
Ten Years	3.98%	3.82%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

Performance Review – June 30, 2011 Unaudited

JIC Institutional Bond Fund II

The JIC Fund II provided a total return of 2.72%% during the first six months of 2011 compared to a return of 2.76% for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.  The Fund outperformed this index during the first quarter of the year and lagged behind it during the second quarter.  The primary reasons for the Fund’s relative performance during each quarter and for the first half of the year are its more diversified maturity structure, slightly shorter average portfolio duration, and its greater emphasis on high quality corporate bonds.

During the first three months of the year yields rose as investors anticipated that improving economic growth might cause the Federal Reserve to raise short-term interest rates by the end of this year or early in 2012.  Concerns regarding potential future inflation also caused yields to rise.  Concurrently, corporate bonds provided superior returns due to their income advantage and narrowing in quality yield spreads.  As the second quarter unfolded, however, worries began to emerge about the global economic impact of a potential default of a European sovereign credit.  Evidence of some slowing in the U.S. economy also began to materialize.  Despite the conclusion of the Fed’s bond buying program (named QE2) and the unlikelihood of a QE3, interest rates declined and corporate yield spreads widened, reversing the trend in the first quarter.  The yield curve also shifted back to its steepest level during the economic cycle.  The Fund’s higher allocation to corporate bonds and modestly short duration added relative value in the first quarter, but detracted from relative performance in the second.

Looking forward, we believe that interest rates are going through a bottoming process and will erratically rise as the economy improves in the second half.  Reduction in commodity prices (especially gasoline) and some moderation in consumer deleveraging will be a positive to spending and spur some improvement in growth.  In addition, we expect production will soon pick up as the supply disruptions from Japan fade away.  There are also tax incentives for corporations to bring forward capital expenditures prior to their expiration at the end of the year.  All of this should lead to better growth.  However, any improvement will be modest and the Fed is not likely to begin raising interest rates at least until late 2012.  This will help keep a lid on the overall increase in yields in the near-term.

There are, of course, a number of risks currently in the market, including the potential that the U.S. could technically default if congress doesn’t soon raise the debt ceiling.  Ultimately, we expect interest rates will rise, the yield curve will flatten and corporate spreads will tighten.  We remain overweight high quality credit securities and biased somewhat toward a barbelled maturity structure to take advantage of this move.  Duration remains just shy of the benchmark.  Although this posture was a drag to performance in the second quarter, we are confident it will add value over the next few years.

Average Annual Total Returns As of June 30, 2011
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
Six Month	2.72%	2.76%
One Year	3.89%	4.17%
Five Years	6.65%	6.28%
Ten Years	5.17%	5.42%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Performance Review – June 30, 2011 Unaudited

JIC Institutional Bond Fund III

The JIC Fund III provided a total return of 2.91% for the first six months of 2011 compared to a 3.62% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.  The Fund outperformed this index during the first quarter of the year, but underperformed it during the second quarter.  The primary reasons for the Fund’s relative performance during each quarter and for the first half of the year are its more diversified maturity structure, slightly shorter average portfolio duration, and its greater emphasis on high quality corporate bonds.

During the first three months of the year yields rose as investors anticipated that improving economic growth might cause the Federal Reserve to raise short-term interest rates by the end of this year or early in 2012.  Concerns regarding potential future inflation also caused yields to rise.  Concurrently, corporate bonds provided superior returns due to their income advantage and narrowing in quality yield spreads.  As the second quarter unfolded, however, worries began to emerge about the global economic impact of a potential default of a European sovereign credit.  Evidence of some slowing in the U.S. economy also began to materialize.  Despite the conclusion of the Fed’s bond buying program (named QE2) and the unlikelihood of a QE3, interest rates declined and corporate yield spreads widened, reversing the trend in the first quarter.  This yield decline was particularly pronounced in bonds maturing in the 4 to 7 year range – a highly unusual shift, and likely temporary.  Overall, the yield curve shifted back to its steepest level during the economic cycle as the first half concluded.  As a result, the Fund’s more diversified maturity distribution and its somewhat shorter average portfolio duration detracted from relative performance compared to the index.

Looking forward, we believe that interest rates are going through a bottoming process and will erratically rise as the economy improves in the second half.  Much of the yield curve adjustment that took place during the past few months will likely reverse as the year unfolds.  Reduction in commodity prices (especially gasoline) and some moderation in consumer deleveraging will be a positive to spending and spur some improvement in growth.  In addition, we expect production will soon pick up as the supply disruptions from Japan fade away.  There are also tax incentives for corporations to bring forward capital expenditures prior to their expiration at the end of the year.  All of this should lead to better growth.  However, any improvement will be modest and the Fed is not likely to begin raising interest rates at least until late 2012.  This will help keep a lid on the overall increase in yields in the near-term.

There are, of course, a number of risks currently in the market, including the potential that the U.S. could technically default if congress doesn’t soon raise the debt ceiling.  Ultimately, we expect interest rates will rise, the yield curve will flatten and corporate spreads will tighten.  We remain overweight high quality credit securities and maintain a more diversified maturity distribution to take advantage of this move.  Duration remains just shy of the benchmark.  Although this posture was a drag to performance in the second quarter, we are confident it will add value over the next few years.

Average Annual Total Returns As of June 30, 2011
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
Six Month	2.91%	3.62%
One Year	3.87%	4.77%
Five Years	7.52%	7.22%
Ten Years	5.90%	6.34%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Performance Review – June 30, 2011 Unaudited

Johnson Enhanced Return Fund

The total return for the Enhanced Return Fund for the first six months of 2011 was 6.96% compared to 6.02% for the S&P 500 Index.  The Fund provided a higher rate of return than the benchmark index during each of the first two quarters of the year while exhibiting volatility characteristics that are similar to the index, as measured by the monthly correlation of returns of 99.6%.

During the first quarter, the stock market continued to rise as investors focused on the prospects for improving economic growth and the less attractive returns available from many other investment strategies.  In all, the S&P climbed almost six percent during the first quarter.  The Fund outperformed during this time period due to the good performance of the bonds held in the portfolio compared to the low cost of carry on the futures contracts.  The short duration corporate bonds in the Fund performed particularly well as quality yield spreads narrowed and helped to boost the relative return of the Fund.

As the second quarter unfolded, the stock market became more volatile and ended the period only slightly higher as investors began to worry about the global economic impact of a potential default by a European sovereign credit.  Evidence of some slowing in the US economy also began to materialize, leading to concerns about the future for corporate earnings.  Investors also recognized that the likelihood the Fed would raise interest rates in the near-term was remote in this environment and interest rates moved lower in tandem to the volatility of stocks.  This decline in yields helped the Fund continue to outperform the benchmark.  The quality focus of the securities held in the portfolio was also additive to returns.

The Fund took advantage of the steep positive slope of the yield curve during both quarters, positioning the securities in the portfolio along the curve with maturities ranging up to five years and a weighted average maturity of two years.  This structure allows the Fund to yield more than the implied cost of entering into futures contracts and to receive a modest boost from maturities “rolling down” the curve over time.  Our focus remains on quality corporate bonds, which have performed well for several years and still offer above average historical yield spreads to treasuries.

Looking ahead, the Fund will maintain its current strategic approach to enhance the S&P 500 Index by investing in S&P futures contracts to replicate the index and short duration, investment-grade rated bonds to enhance its return.  We remain wary of the possibility of rising interest rates either later this year or more likely during 2012 and will modify the structure of the bond portfolio as the expectation for higher rates gets closer.

Average Annual Total Returns As of June 30, 2010

	Enhanced Return Fund	S&P 500 Index
Six Month	6.96%	6.02%
One Year	32.23%	30.69%
Five Years	4.50%	2.94%
Since Inception*	4.47%	3.17%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2011 - Unaudited

Fixed Income Securities

	Face Value	Fair Value
Corporate Bonds:
Finance
Allstate Corporation Senior Unsecured Notes, 5.000% Due 08/15/14	1,500,000	1,651,319
Bank of New York Mellon NA Subordinated Notes, 5.450% Due 04/01/16	1,000,000	1,103,703
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,019,185
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	233,216
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,042,528
Citigroup Incorporate Senior Unsecured Notes, 5.500% Due 10/15/14	1,300,000	1,413,728
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,089,839
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	500,000	521,527
Northern Trust Company Subordinated Notes, 4.600% Due 02/01/13*	1,035,000	1,101,195
PNC Funding Corporation Bank Guarantee Notes, 5.250% Due 11/15/15	1,000,000	1,090,678
Travelers Companies Incorporated Senior Unsecured Notes, 6.250% Due 06/20/16	1,023,000	1,174,161
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	500,000	557,558
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,004,221
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	500,000	524,961
20.0% - Total Finance		$13,527,819

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 03/15/14	1,400,000	1,523,645
Air Products & Chemicals Senior Unsecured Notes, 4.150% Due 02/01/13	1,500,000	1,575,145
Coca-Cola Refreshments Senior Unsecured Notes, 4.250% Due 03/01/15	1,000,000	1,089,497
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,179,657
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,103,380
General Electric Company Notes, 5.000% Due 02/01/13	800,000	849,442
IBM Corp, 4.750% Due 11/29/12	1,106,000	1,169,383
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,945,405
Praxair Incorporated Senior Unsecured Notes, 4.375% Due 03/31/14	938,000	1,013,310
18.4% - Total Industrial		$12,448,864

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,122,009
Florida Power & Light First Mortgage, 4.850% Due 02/01/13	974,000	1,034,290
Georgia Power Company Senior Unsecured Notes, 6.000% Due 11/01/13	1,441,000	1,598,895
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	1,290,000	1,330,300
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,137,214
9.2% - Total Utilities		$6,222,708

United States Government Agency Obligations
FHLB, 4.875% Due 12/14/12	2,500,000	2,660,063
FNMA Step Up Coupon, 1.125% Due 02/24/16	3,250,000	3,263,803
FNMA Step Up Coupon, 1.500% Due 04/18/16	1,500,000	1,514,472
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,548,155
FNMA, 1.250% Due 07/29/13	2,500,000	2,502,005
FNMA, 2.000% Due 06/28/16	2,500,000	2,472,983
FNMA, 3.000% Due 07/23/15	2,500,000	2,556,505
25.9% - Total United States Government Agency Obligations		$17,517,986

United States Government Agency Obligations - Mortgage-Backed Securities
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/34	331,822	355,589
0.5% - Total United States Government Agency Obligations- Mortgage-Backed Securities		$355,589

United States Government Treasury Obligations
United States Treasury Note, 2.125% Due 05/31/15	1,500,000	1,550,859
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,100,782
United States Treasury Note, 4.125% Due 08/31/12	1,900,000	1,985,648
United States Treasury Note, 4.250% Due 08/15/15	2,500,000	2,791,212
12.5% - Total United States Government Treasury Obligations		$8,428,501

Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939 % Due 04/01/14	1,500,000	1,528,440
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds, 4.077% Due 11/01/15	1,410,000	1,501,664
State of Ohio General Obligation Unlimited Build America Bond, 1.970% Due 05/01/15	1,470,000	1,474,836
6.7% - Total Taxable Municipal Bonds		$4,504,940

Sovereign Bonds
Province of Ontario Senior Unsecured Note, 2.700% Due 06/16/15	1,500,000	1,557,858
2.3% - Total Sovereign Bonds		$1,557,858

Total Fixed Income Securities 95.5%		$64,564,265
(Identified Cost $63,067,641)

Cash Equivalents
First American Government Obligation Fund, Class Z**	3,478,765	3,478,765
Total Cash Equivalents 5.2%		$3,478,765
(Identified Cost $3,478,765)

Total Portfolio Value 100.7%		$68,043,030
(Identified Cost $66,546,406)

Liabilites in Excess of Other Assets (0.7%)		$(450,267)

Total Net Assets 100.0% 100.0%		$67,592,763

*	This security is restricted for sale, available only to institutional investors. It was purchased on April 19, 2010 for $1,101,964 and is currently valued at $106.395 per unit.
**	The Annualized Yield for this Security, as of June 30, 2011, was 0.00%
CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2011 - Unaudited

Fixed Income Securities

	Face Value	Fair Value
Corporate Bonds:
Finance
Bank of America Corporation Senior Notes, 7.375% Due 05/15/14	300,000	337,479
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	1,021,397
Bank of New York Mellon Senior Subordinated Notes, 5.500% Due 12/01/17	1,500,000	1,653,795
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,123,135
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	774,821
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	1,048,731
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,113,670
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,158,564
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/19	1,000,000	1,026,149
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	511,096
PNC Bank NA Subordinated Notes, 5.250% Due 01/15/17	1,000,000	1,085,623
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	660,458
US Bank, 4.950% Due 10/30/14	615,000	673,442
US Bank, 6.375% Due 08/01/11	650,000	652,744
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,265,700
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	1,064,646
22.5% - Total Finance		$15,171,450

Industrial
Coca-Cola Refreshments Senior Unsecured Notes, 4.250% Due 03/01/15	1,000,000	1,089,497
Dover Corporation Senior Unsecured Notes, 4.875% Due 10/15/15	1,140,000	1,270,498
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,250,000	1,394,422
General Electric Capital Corporation Notes, 6.000% Due 06/15/12	1,550,000	1,630,119
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,163,039
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,112,238
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	215,000	277,485
Praxair Incorporated Senior Unsecured Notes, 5.200% Due 03/15/17	1,000,000	1,133,697
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	692,505
Wal-Mart Stores Incorporated Senior Unsecured Notes, 7.550% Due 02/15/30	500,000	641,257
15.4% - Total Industrial		$10,404,757

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	802,247
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,122,009
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	724,072
National Rural Utilities Corporation Collateral Trust, 10.375% Due 11/01/18	500,000	693,419
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	700,000	721,868
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,100,000	1,225,114
7.8% - Total Utilities		$5,288,729

United States Government Agency Obligations
FFCB, 4.480% Due 08/24/12	1,600,000	1,675,974
FHLB, 5.375% Due 05/18/16	500,000	580,584
FHLB, 5.625% Due 11/15/11	1,500,000	1,530,918
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,548,155
FNMA, 2.000% Due 06/28/2016	2,500,000	2,472,982
TVA, 6.250% Due 12/15/17	825,000	999,149
TVA, 7.140% Due 05/23/12	150,000	158,847
14.7% - Total United States Government Agency Obligations		$9,966,609

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	2,041,463
Freddie Mac 15 Year Mortgage Backed Security, 4.000% Due 07/01/25	3,100,117	3,233,503
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	118,143	119,490
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	889,662
9.3% - Total United States Government Agency Obligations - Mortgage Backed Securities		$6,284,118

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,000,000	2,172,812
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,693,595
United States Treasury Note, 2.125% Due 05/31/15	1,600,000	1,654,250
United States Treasury Note, 3.125% Due 04/30/17	1,000,000	1,057,578
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,219,532
13.0% - Total United States Government Treasury Obligations		$8,797,767

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,129,079
1.7% - Total Sovereign Bonds		$1,129,079

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	725,000	775,293
Cincinnati Ohio General Obligation, 5.300% Due 12/01/20	1,000,000	1,014,340
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37	1,000,000	1,064,830
Kentucky Asset Liability Commission Revenue Build America Bonds, 4.104% Due 04/01/19	1,000,000	1,035,780
Kentucky Asset Liability Commission Revenue, 5.339 % Due 04/01/22	300,000	310,095
University of Cincinnati Ohio General Receipts Revenue Build America Bond, 5.117% Due 06/01/21	1,435,000	1,479,112
University of North Carolina Chapel Hill Hospital Revenue Build America Bonds, 3.539% Due 02/01/17	1,315,000	1,355,857
10.4% - Total Taxable Municipal Bonds		$7,035,307

Total Fixed Income Securities 94.8%		$64,077,816
(Identified Cost $60,864,686)

Cash Equivalents
First American Government Obligation Fund, Class Z*	6,157,095	6,157,095
Total Cash Equivalents 9.1%		$6,157,095
(Identified Cost $6,157,095)

Total Portfolio Value 103.9%		$70,234,911
(Identified Cost $67,021,781)

Liabilites in Excess of Other Assets (3.9%)		$(2,617,111)

Total Net Assets 100%		$67,617,800

*	The Annualized Yield for this Security, as of June 30, 2011, was 0.00%
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2011 - Unaudited

Fixed Income Securities

	Face Value	Fair Value
Corporate Bonds:
Finance
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,634,235
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/19	1,400,000	1,555,292
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,123,135
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	774,821
J.P. Morgan and Company Subordinated Notes (Formerly Bank One), 5.250% Due 01/30/13	1,000,000	1,059,604
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	1,043,054
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	515,983
US Bank Subordinated Notes, 4.800% Due 04/15/15	1,500,000	1,653,753
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	1,051,174
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,756,666
20.4% - Total Finance		$12,167,717

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,165,761
Dover Corporation Senior Unsecured Notes, 5.450% Due 03/15/18	1,000,000	1,124,393
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,272,780
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,051,690
General Electric Company Notes, 5.000% Due 02/01/13	500,000	530,902
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	2,118,822
Pepsico Incorporated Senior Unsecured Notes, 5.000% Due 06/01/18	1,056,000	1,171,420
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,072,233
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,142,673
Wal-Mart Stores Incorporated Senior Unsecured Notes,7.550% Due 02/15/30	1,500,000	1,923,770
21.1% - Total Industrial		$12,574,444

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	802,247
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	487,086
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	400,000	412,496
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	905,575
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,113,740
6.2% - Total Utilities		$3,721,144

United States Government Agency Obligations
FFCB, 4.480% Due 08/24/12	2,000,000	2,094,968
FFCB, 5.875% Due 10/03/16	2,025,000	2,395,852
FHLB, 5.130% Due 05/24/13	800,000	870,280
FHLB, 5.500% Due 12/11/13	1,000,000	1,116,539
FNMA, 2.750% Due 03/28/16	1,500,000	1,508,418
FHLMC., 4.375% Due 11/09/11	800,000	811,994
TVA, 4.875% Due 12/15/16	500,000	566,534
TVA, 6.250% Due 12/15/17	500,000	605,545
TVA, 7.125% Due 05/01/30	1,500,000	1,954,727
20.0% - Total United States Government Agency Obligations		$11,924,857

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	778,455
FHLMC CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	962,657
GNMA, 5.500% Due 02/15/17	87,064	94,237
3.1% - Total United States Government Agency Obligations - Mortgage Backed Securities		$1,835,349

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,262,344
United States Treasury Note, 2.125% Due 05/31/15	2,500,000	2,584,765
United States Treasury Note, 3.500% Due 02/15/39	1,500,000	1,288,359
United States Treasury Note, 4.125% Due 05/15/15	1,100,000	1,220,743
United States Treasury Note, 4.625% Due 02/15/17	800,000	912,938
13.9% - Total United States Government Treasury Obligations		$8,269,149

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	750,000	802,027
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37	1,785,000	1,900,722
Kentucky Asset Liability Commission Revenue, 2.939 % Due 04/01/14	1,400,000	1,426,544
Miami University Ohio General Receipts Revenue Build America Bond, 5.263% Due 09/1/18	1,000,000	1,032,570
University of Cincinnati Ohio General Receipts Revenue Build America Bond, 4.667% Due 06/01/18	1,000,000	1,038,020
10.4% Total Taxable Municipal Bonds		$6,199,883

Total Fixed Income Securities 95.1%		$56,692,543
(Identified Cost $53,008,310)

Cash Equivalents
First American Government Obligation Fund, Class Z*	2,268,737	2,268,737
Total Cash Equivalents 3.8%		$2,268,737
(Identified Cost $2,268,737)

Total Portfolio Value 98.9%		$58,961,280
(Identified Cost $55,277,047)

Other Assets In Excess of Liabilities 1.1%		$653,690

Total Net Assets 100.0%		$59,614,970
*	The Annualized Yield for this Security, as of June 30, 2011, was 0.00%
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

8

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2011 - Unaudited

Fixed Income Securities

	Face Value	Fair Value
Corporate Bonds
Finance
Allstate Corporation Senior Unsecured Notes, 6.200% Due 05/16/14	1,000,000	1,132,479
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,008,668
Aon Corporation Senior Unsecured Notes, 3.500% Due 09/30/15	1,000,000	1,028,861
Bank of America Corporation, 7.500% Due 03/15/12	500,000	523,561
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	814,334
Bank of New York Mellon, 6.375% Due 04/01/12	1,010,000	1,054,211
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	509,593
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,004,245
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/14	1,000,000	1,048,731
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	532,497
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	1,057,581
PNC Funding Corporation Bank Guarantee Note, 5.250% Due 11/15/15	1,000,000	1,090,678
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	366,348
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,148,570
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,049,923
25.2% - Total Finance		$13,370,280

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,228,000	1,431,555
Clorox Company Senior Unsecured Notes, 5.000% Due 03/01/13	1,000,000	1,058,808
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,000,000	1,115,538
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,313,000	2,432,559
General Mills Incorporated Senior Unsecured Notes, 6.000% Due 02/15/12	500,000	517,043
IBM Corporation, 7.500% Due 06/15/13	550,000	620,099
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,060,374
Kraft Foods Incorporated Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	645,054
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	705,000	753,796
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	500,000	549,988
Transcontinental Gas Pipeline Corporation Senior Unsecured Notes, 8.875% Due 07/15/12	670,000	723,343
Walt Disney Company Senior Unsecured Notes, 4.700% Due 12/01/12	1,000,000	1,056,280
22.6% - Total Industrials		$11,964,437

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	930,000	1,043,468
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	815,000	910,708
Florida Power & Light first Mortgage, 4.850% Due 02/01/13	1,000,000	1,061,899
Midamerican Energy Holdings Senior Unsecured Notes, 5.875% Due 10/01/12	769,000	815,722
National Rural Utilities Collateral Trust, 5.500% Due 07/01/13	300,000	326,979
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	529,725
8.8% - Total Utilities		$4,688,501

Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation District Revenue
Build America Bonds, 3.500% Due 08/01/13	380,000	393,456
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds, 4.077% Due 11/01/15	1,000,000	1,065,010
2.8% - Total Municipal Bonds		$1,458,466

United States Government Agency Obligations
FNMA Step Up Coupon, 2.000% Due 03/26/15	1,500,000	1,528,893
FNMA, 1.500% Due 10/14/14	2,000,000	2,016,278
FNMA, 3.000% Due 07/23/15	1,850,000	1,891,814
10.3% - Total United States Government Agency Obligations		$5,436,985

United States Government Agency Obligations - Mortgage Backed Securities
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	390,173	413,384
Freddie Mac 15 year Mortgage Backed Security, 4.000% Due 07/01/25	974,322	1,016,244
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	153,349	156,235
3.0% - Total United States Government Agency Obligations - Mortgage Backed Securities		$1,585,863

United States Government Treasury Obligations
United States Treasury Note, 1.125% Due 12/15/11	1,500,000	1,507,149
2.8% - Total United States Government Treasury Obligations		$1,507,149

Total Fixed Income Securities 75.5%		$40,011,681
(Identified Cost $39,213,395)

Cash & Cash Equivalents
First American Government Obligation Fund, Class Z*	10,968,474	10,968,474
Total Cash Equivalents 20.6%		$10,968,474
(Identified Cost $10,968,474)

Total Portfolio Value 96.1%		$50,980,155
(Identified Cost $50,181,869)

Other Assets in Excess of Liabilities 3.9%		$2,049,783

Total Net Assets: 100.0% 100.0%		$53,029,938

Futures Contracts	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring September 2011 (50 units per contact)	801	$1,958,782
(Notional Value of $52,891,632)

*	The Annualized Yield for this Security, as of June 30, 2011, was 0.00%
CMO - Collateralized Mortgage Obligation
FNMA - Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON MUTUAL FUNDS	June 30, 2011 - Unaudited

Statements of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$68,043,030	$70,234,911	$58,961,280	$50,980,155
Cash Held at Broker	0	0	0	4,005,000
Interest Receivable	591,139	643,108	667,257	445,337
Receivable for Variation Margin on Futures Contracts	0	0	0	448,560
Total Assets	$68,634,169	$70,878,019	$59,628,537	$55,879,052

Liabilities:
Investment Securities Purchased	$1,026,121	$3,244,854	$0	$2,834,284
Accrued Management Fee	15,285	15,365	13,567	14,830
Total Liabilities	$1,041,406	$3,260,219	$13,567	$2,849,114

Net Assets	$67,592,763	$67,617,800	$59,614,970	$53,029,938

Net Assets Consist of:
Paid in Capital	$66,302,076	$64,385,713	$55,761,232	$59,375,423
Accumulated Net Investment Income (Loss)	3,099	14,530	(523)	8,730
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures	(209,036)	4,427	170,028	(9,111,283)
Net Unrealized Gain on Investments	1,496,624	3,213,130	3,684,233	798,286
Net Unrealized Gain on Futures Contracts	0	0	0	1,958,782

Net Assets	$67,592,763	$67,617,800	$59,614,970	$53,029,938

Shares Outstanding (Unlimited Amount Authorized)	4,417,966	4,225,684	3,689,233	3,765,828

Offering, Redemption and Net Asset Value Per Share	$15.30	$16.00	$16.16	$14.08

*Identified Cost of Securities	$66,546,406	$67,021,781	$55,277,047	$50,181,869

The accompanying notes are an integral part of these financial statements.

10

JOHNSON MUTUAL FUNDS	June 30, 2011 - Unaudited

Statements of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Six Months Ended	Six Months Ended	Six Months Ended	Six Months Ended
	6/30/2011	6/30/2011	6/30/2011	6/30/2011
Investment Income:
Interest	$927,569	$1,280,277	$1,283,370	$638,695

Expenses:
Gross Management Fee	$98,402	$98,139	$86,372	$256,837
Management Fee Waiver (Note #4)	(6,019)	(6,008)	(5,251)	(166,944)
Net Expenses	$92,383	$92,131	$81,121	$89,893

Net Investment Income	$835,186	$1,188,146	$1,202,249	$548,802

Net Realized Gain / (Loss) from Security Transactions	$(14,475)	$4,155	$59,109	$3,263
Net Realized Gain from Futures Contracts	0	0	0	1,528,235
Net Unrealized Change on Investments	146,018	574,063	421,727	31,226
Net Unrealized Change on Futures Contracts	0	0	0	1,334,437

Net Gain on Investments	$131,543	$578,218	$480,836	$2,897,161

Net Change in Net Assets from Operations	$966,729	$1,766,364	$1,683,085	$3,445,963

The accompanying notes are an integral part of these financial statements.

11

JOHNSON MUTUAL FUNDS	June 30, 2011

Statements of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	6/30/2011*	12/31/2010	6/30/2011*	12/31/2010	6/30/2011*	12/31/2010	6/30/2011*	12/31/2010
Operations:
Net Investment Income	$835,186	$1,899,725	$1,188,146	$2,285,719	$1,202,249	$2,385,748	$548,802	$1,136,331
Net Realized Gain/(Loss) from Security Transactions	(14,475)	293,602	4,155	689,124	59,109	522,366	3,263	39,855
Net Realized Gain from Futures Contracts	0	0	0	0	0	0	1,528,235	5,793,821
Net Unrealized Change on Investments	146,018	(329,121)	574,063	479,669	421,727	1,110,344	31,226	(35,267)
Net Unrealized Change on Futures Contracts	0	0	0	0	0	0	1,334,437	543,810
Net Change in Net
Assets from Operations	$966,729	$1,864,206	$1,766,364	$3,454,512	$1,683,085	$4,018,458	$3,445,963	$7,478,550

Distributions to Shareholders:
Net Investment Income	$(849,474)	$(1,913,998)	$(1,195,036)	$(2,294,704)	$(1,203,310)	$(2,385,232)	$(540,072)	$(1,156,701)
Net Realized Gain from
Security Transactions	0	0	0	(674,641)	0	(519,176)	0	0
Net Change in Net Assets from Distributions	$(849,474)	$(1,913,998)	$(1,195,036)	$(2,969,345)	$(1,203,310)	$(2,904,408)	$(540,072)	$(1,156,701)

Capital Share Transactions:
Proceeds From Sale of Shares	$10,472,230	$15,548,108	$10,210,409	$13,906,602	$7,119,462	$9,584,128	$1,320,000	$12,572,784
Net Asset Value of Shares Issued on
Reinvestment of Distributions	60,379	0	85,749	674,641	0	519,176	540,072	1,156,701
Cost of Shares Redeemed	(4,767,693)	(8,707,745)	(4,606,118)	(8,398,443)	(3,010,698)	(8,598,906)	(995,000)	(13,442,643)
Net Change in Net Assets from Capital Share Transactions	$5,764,916	$6,840,363	$5,690,040	$6,182,800	$4,108,764	$1,504,398	$865,072	$286,842

Net Change in Net Assets	$5,882,171	$6,790,571	$6,261,368	$6,667,967	$4,588,539	$2,618,448	$3,770,963	$6,608,691

Net Assets at Beginning of Period	$61,710,592	$54,920,021	$61,356,432	$54,688,465	$55,026,431	$52,407,983	$49,258,975	$42,650,284

Net Assets at End of Period	$67,592,763	$61,710,592	$67,617,800	$61,356,432	$59,614,970	$55,026,431	$53,029,938	$49,258,975

Including Accumulated Undistributed
Net Investment Income (Loss)	$3,099	$17,387	$14,530	$21,420	$(523)	$538	$8,730	$-

* - Unaudited

The accompanying notes are an integral part of these financial statements.

12

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	06/30/2011*		2010	2009	2008	2007	2006

Net Asset Value Beginning of Period	$15.27		$15.28	$15.01	$14.84	$14.60	$14.54

Operations:
Net Investment Income	$0.19		$0.50	$0.61	$0.62	$0.61	$0.56
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.04		$(0.01)	$0.26	$0.17	$0.24	$0.06
Total Operations	$0.23		$0.49	$0.87	$0.79	$0.85	$0.62

Distributions:
Net Investment Income	$(0.20)		$(0.50)	$(0.60)	$(0.62)	$(0.61)	$(0.56)

Net Asset Value at End of Period	$15.30		$15.27	$15.28	$15.01	$14.84	$14.60

Total Return(a)	1.49	% (b)	3.28%	5.89%	5.47%	5.96%	4.39%

Net Assets End of Period (Millions)	$67.59		$61.71	$54.92	$53.41	$59.97	$57.67

Ratios( c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	% (d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28	% (d)	0.29%	0.29%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.53	% (d)	3.26%	3.98%	4.11%	4.14%	3.88%
Average Net Assets after Waiver	2.55	% (d)	3.27%	3.99%	4.14%	4.16%	3.88%

Portfolio Turnover Rate	23.84	% (b)	38.27%	29.96%	29.25%	25.40%	26.22%

*	- Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)
In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.28%, 0.29%, 0.29%, 0.27% and 0.28%, respectively.  The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012.  (Note #4)

(d)	Annualized

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	06/30/2011*		2010	2009	2008	2007	2006

Net Asset Value Beginning of Period	$15.86		$15.72	$15.59	$15.26	$14.94	$14.99

Operations:
Net Investment Income	$0.29		$0.64	$0.71	$0.69	$0.68	$0.66
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.14		$0.33	$0.27	$0.33	$0.32	$(0.05)
Total Operations	$0.43		$0.97	$0.98	$1.02	$1.00	$0.61

Distributions:
Net Investment Income	$(0.29)		$(0.64)	$(0.70)	$(0.69)	$(0.68)	$(0.66)
Net Realized Capital Gains	$0.00		$(0.19)	$(0.15)	$0.00	$0.00	$0.00
Total Distributions	$(0.29)		$(0.83)	$(0.85)	$(0.69)	$(0.68)	$(0.66)

Net Asset Value at End of Period	$16.00		$15.86	$15.72	$15.59	$15.26	$14.94

Total Return(a)	2.72	% (b)	6.19%	6.43%	6.89%	6.87%	4.18%

Net Assets End of Period (Millions)	$67.62		$61.36	$54.69	$54.65	$60.26	$57.84

Ratios( c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	% (d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28	% (d)	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.61	% (d)	3.94%	4.48%	4.42%	4.51%	4.43%
Average Net Assets after Waiver	3.63	% (d)	3.95%	4.49%	4.45%	4.53%

Portfolio Turnover Rate	11.55	% (b)	29.19%	24.75%	13.24%	16.41%	17.25%

*	- Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)
In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.28%, 0.29%, 0.29%, 0.27% and 0.28%, respectively.  The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012.  (Note #4)

(d)	Annualized

The accompanying notes are an integral part of these financial statements.

14

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	06/30/2011*		2010	2009	2008	2007	2006

Net Asset Value Beginning of Period	$16.03		$15.71	$15.64	$15.40	$15.05	$15.21

Operations:
Net Investment Income	$0.33		$0.70	$0.74	$0.75	$0.73	$0.73
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.13		$0.47	$0.33	$0.42	$0.35	$(0.16)
Total Operations	$0.46		$1.17	$1.07	$1.17	$1.08	$0.57

Distributions:
Net Investment Income	$(0.33)		$(0.70)	$(0.74)	$(0.75)	$(0.73)	$(0.73)
Net Realized Capital Gains	$0.00		$(0.15)	$(0.26)	$(0.18)	$0.00	$0.00
Total Distributions	$(0.33)		$(0.85)	$(1.00)	$(0.93)	$(0.73)	$(0.73)

Net Asset Value at End of Period	$16.16		$16.03	$15.71	$15.64	$15.40	$15.05

Total Return(a)	2.91	% (b)	7.54%	7.07%	7.89%	7.42%	3.92%

Net Assets End of Period (Millions)	$59.61		$55.03	$52.41	$52.93	$57.60	$54.67

Ratios( c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	% (d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28	% (d)	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.16	% (d)	4.30%	4.68%	4.80%	4.83%	4.89%
Average Net Assets after Waiver	4.18	% (d)	4.31%	4.69%	4.83%	4.85%

Portfolio Turnover Rate	2.56	% (b)	23.39%	20.09%	12.59%	17.73%	14.71%

*	- Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)
In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.28%, 0.29%, 0.29%, 0.27% and 0.28%, respectively.  The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012.  (Note #4)

(d)	Annualized

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	06/30/2011*		2010	2009	2008	2007	2006

Net Asset Value Beginning of Period	$13.30		$11.61	$9.00	$15.03	$16.20	$15.00

Operations:
Net Investment Income	$0.15		$0.31	$0.28	$0.50	$0.78	$0.51
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	$0.78		$1.69	$2.61	$(6.03)	$0.14	$1.80
Total Operations	$0.93		$2.00	$2.89	$(5.53)	$0.92	$2.31

Distributions:
Net Investment Income	$(0.15)		$(0.31)	$(0.28)	$(0.50)	$(0.76)	$(0.53)
Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$(1.33)	$(0.58)
Total Distributions	$(0.15)		$(0.31)	$(0.28)	$(0.50)	$(2.09)	$(1.11)

Net Asset Value at End of Period	$14.08		$13.30	$11.61	$9.00	$15.03	$16.20

Total Return(a)	6.96	% (b)	17.56%	32.65%	(37.58%)	5.66%	15.59%

Net Assets End of Period (Millions)	$53.03		$49.26	$42.65	$37.32	$54.62	$52.36

Ratios( c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	% (d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35	% (d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.49	% (d)	1.89%	2.13%	3.40%	4.00%	4.08%
Average Net Assets after Waiver	2.14	% (d)	2.54%	2.78%	4.05%	4.65%	4.73%

Portfolio Turnover Rate	14.69	% (b)	48.42%	42.04%	35.06%	37.32%	17.30%

*	- Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)
In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.28%, 0.29%, 0.29%, 0.27% and 0.28%, respectively.  The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012.  (Note #4)

(d)	Annualized

The accompanying notes are an integral part of these financial statements.

16

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Sovereign Bonds.   Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

17

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2010:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,527,819	$—	$13,527,819
Industrial	—	12,448,864	—	12,448,864
Utilities	—	6,222,708	—	6,222,708
U.S. Agency Obligations	—	17,517,986	—	17,517,986
U.S. Agency Obligations – Mortgage-Backed	—	355,589	—	355,589
U.S. Treasury Obligations	—	8,428,501	—	8,428,501
Taxable Municipal Bonds	—	4,504,940	—	4,504,940
Sovereign Bonds	—	1,557,858	—	1,557,858
Cash Equivalents	3,478,765	—	—	3,478,765
Total	$3,478,765	$64,564,265	$—	$68,043,030

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$15,171,450	$—	$15,171,450
Industrial	—	10,404,757	—	10,404,757
Utilities	—	5,288,729	—	5,288,729
U.S. Agency Obligations	—	9,966,609	—	9,966,609
U.S. Agency Obligations – Mortgage-Backed	—	6,284,118	—	6,284,118
U.S. Treasury Obligations	—	8,797,767	—	8,797,767
Taxable Municipal Bonds	—	7,035,307	—	7,035,307
Sovereign Bonds	—	1,129,079	—	1,129,079
Cash Equivalents	6,157,095	—	—	6,157,095
Total	$6,157,095	$64,077,816	$—	$70,234,911

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$12,167,717	$—	$12,167,717
Industrial	—	12,574,444	—	12,574,444
Utilities	—	3,721,144	—	3,721,144
U.S. Agency Obligations	—	11,924,857	—	11,924,857
U.S. Agency Obligations – Mortgage-Backed	—	1,835,349	—	1,835,349
U.S. Treasury Obligations	—	8,269,149	—	8,269,149
Taxable Municipal Bonds	—	6,199,883	—	6,199,883
Cash Equivalents	2,268,737	—	—	2,268,737
Total	$2,268,737	$56,692,543	$—	$58,961,280

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,370,280	$—	$13,370,280
Industrial	—	11,964,437	—	11,964,437
Utilities	—	4,688,501	—	4,688,501
Taxable Municipal Bonds	—	1,458,466	—	1,458,466
U.S. Agency Obligations	—	5,436,985	—	5,436,985
U.S. Agency Obligations – Mortgage-Backed	—	1,585,863	—	1,585,863
U.S. Treasury Obligations	—	1,507,149	—	1,507,149
Cash Equivalents	10,968,474	—	—	10,968,474
Sub-Total	$10,968,474	$40,011,681	$—	$50,980,155
Other Financial Instruments*	1,958,782	—	—	1,958,782
Total	$12,927,256	$40,011,681	$—	$52,938,937

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are valued at the unrealized appreciation on the contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value.  Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2011, no securities were transferred into or out of Level 1 or Level 2.

18

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

3)  Summary of Significant Accounting Policies:

Financial Futures Contracts:
The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation.  The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December).  The contracts are held until it is time to roll into the next contracts.  The average daily notional value for the six month period ended June 30, 2011 was $51,529,689.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statement of Operations.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date.  A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold.  Realized gains/losses on futures contracts are reported separately within the Statement of Operations.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Balance of Net Due from Broker as of June 30, 2011:
Net variation margin receivable on futures contracts as of June 30, 2011:	$448,560
Net Due from Broker:	$448,560

As of June 30, 2011, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the six month period ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

4) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

19

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

The Adviser received management fees for the six month period ended June 30, 2011 as indicated below.   The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.28%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2012.  Also, the Adviser has agreed to waive a part of the management fee for the Johnson Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2012.

				Management Fee
Fund	Fee	Fee Waiver	Effective Fee Ratio	After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.02%	0.28%	$92,383	$6,019
JIC Institutional Bond Fund II	0.30%	0.02%	0.28%	$92,131	$6,008
JIC Institutional Bond Fund III	0.30%	0.02%	0.28%	$81,121	$5,251
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$89,893	$166,944

At June 30, 2011, management fees payable amounted to $15,285, $15,365, $13,567 and $14,830 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the independent Trustees as a group was $18,000 for the six month period ended June 30, 2011, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2011, Covie and Company owned in aggregate 92.50% of the JIC Institutional Bond Fund I, 92.41% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III.  At June 30, 2011, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 71.94% of the Johnson Enhanced Return Fund, and the R. C. Archdiocese of Indianapolis owned in aggregate 26.15% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

6) Purchases and Sales of Securities:
For the six month period ended June 30, 2011, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$21,860,864	$9,987,406	$0	$0
JIC Institutional Bond Fund II	14,702,431	6,905,484	0	0
JIC Institutional Bond Fund III	4,410,614	994,035	0	0
Johnson Enhanced Return Fund	9,014,987	5,750,404	0	3,999,507

20

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

7)  Share Transactions:
As of June 30, 2011, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional		JIC Institutional		JIC Institutional		Johnson Enhanced
	Bond Fund I		Bond Fund II		Bond Fund III		Return Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	685,059	1,011,541	641,528	866,759	442,541	591,075	94,194	989,780
Shares Issued on Reinvestment of Dividends	3,953	0	5,383	42,591	0	32,489	38,530	96,056
Subtotal	689,012	1,011,540	646,911	909,350	442,541	623,564	132,724	1,085,836
Shares Redeemed	(312,038)	(565,252)	(289,420)	(519,629)	(186,880)	(526,585)	(70,625)	(1,055,372)
Net Increase During Period	376,974	446,289	357,491	389,721	255,661	96,979	62,099	30,464
Shares Outstanding:
Beginning of Period	4,040,992	3,594,703	3,868,193	3,478,472	3,433,572	3,336,593	3,703,729	3,673,265
End of Period	4,417,966	4,040,992	4,225,684	3,868,193	3,689,233	3,433,572	3,765,828	3,703,729

8)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on June 30, 2011 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund.  As of June 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$66,546,406	$1,546,386	$(49,762)	$1,496,624
JIC Institutional Bond Fund II	$67,021,781	$3,248,389	$(35,259)	$3,213,130
JIC Institutional Bond Fund III	$55,277,047	$3,749,300	$(65,067)	$3,684,233
Johnson Enhanced Return Fund	$50,181,869	$833,920	$(35,634)	$798,286

9)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10) Distributions to Shareholders:

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Total Distributions Paid
JIC Institutional Bond Fund I	2010	$1,913,998	$0	$0	$1,913,998
	2011	849,474	0	0	849,474
JIC Institutional Bond Fund II	2010	2,294,704	674,641	0	2,969,345
	2011	1,195,036	0	0	1,195,036
JIC Institutional Bond Fund III	2010	2,385,232	519,176	0	2,904,408
	2011	1,203,310	0	0	1,203,310
Johnson Enhanced Return Fund	2010	1,156,701	0	0	1,156,701
	2011	540,072	0	0	540,072

As of December 31, 2010, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.  The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:							Total Capital Loss
	2011	2012	2013	2014	2015	2016	2017	Carryover
JIC Institutional Bond Fund I	$18,453	$9,554	$88,244	$16,113	$62,197			$194,561
Johnson Enhanced Return Fund						$10,018,436		$10,018,436

21

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$17,387	$(194,561)	$-	$1,350,606	$1,173,432
JIC Institutional Bond Fund II	21,420	-	272	2,639,067	2,660,759
JIC Institutional Bond Fund III	110,451	-	1,006	3,262,506	3,373,963
Johnson Enhanced Return Fund	-	(10,018,436)	-	767,060	(9,251,376)

22

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2010 and held through June 30, 2011.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 – June 30, 2011
Actual	$1,000.00	$1,014.89	$1.48
Hypothetical	$1,000.00	$1,023.41	$1.40

JIC Institutional Bond Fund II	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 – June 30, 2011
Actual	$1,000.00	$1,027.21	$1.48
Hypothetical	$1,000.00	$1,023.41	$1.40

JIC Institutional Bond Fund III	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 – June 30, 2011
Actual	$1,000.00	$1,029.11	$1.48
Hypothetical	$1,000.00	$1,023.41	$1.40

Johnson Enhanced Return Fund	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 – June 30, 2011
Actual	$1,000.00	$1,069.63	$1.83
Hypothetical	$1,000.00	$1,023.06	$1.76

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.28%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

23

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

24

JOHNSON MUTUAL FUNDS	June 30, 2011

Review and Renewal of Management Agreements

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 19, 2011.  The Trustees reviewed a memorandum that had been prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the December 31, 2010 performance data discussed in the February 24, 2011 Board Meeting as well as the performance data through March 31, 2011.  These reviews included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds at the May 19, 2011 meeting.  The Trustees reviewed the Morningstar percentile ranking by fund category for all of the Funds other than the Institutional Bond Funds (for which Morningstar comparisons were not available).  The Trustees recognized that through March 31, 2011, the Equity Income Fund under-performed its benchmark for the trailing 3 month and trailing 12 month periods, but was outperforming its benchmark for the trailing 3 year period.  The Growth Fund underperformed its benchmark for the trailing 3 month, trailing 12 month, and trailing 3 year periods.  The Dynamic Growth Fund outperformed its benchmark for the trailing 3 month, but underperformed its benchmark for the trailing 12 month and trailing 3 year periods.  The Disciplined Large-Cap and Disciplined Mid-Cap Funds outperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year periods. The Disciplined Small-Cap and the Fixed Income Funds outperformed their respective benchmarks for the trailing 3 month period, but underperformed their respective benchmarks for the trailing 12 month and trailing 3 year periods.  The Realty Fund and Municipal Bond Fund have underperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year period.  The International Fund has slightly underperformed its benchmark for the trailing 3 month period, outperformed its benchmark for the trailing 12 month period.  The JIC Institutional Funds and the Enhanced Return Fund have outperformed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year period.  The Adviser emphasized that performance for the Funds should be considered over the longer term.  The Adviser also explained that most of the underperformance of the Funds had to do with sector allocation mixes.  After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel.  They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management.  The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance.  They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive.  It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.  The Adviser provided an overview to the Adviser’s current health and viability, and reported that the business of the Adviser is healthy.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2010 by each Fund, in total dollars.  The Trustees also reviewed a report which indicated average expense ratios for mutual funds in comparative categories.  The Trustees agreed that the information on industry averages was most helpful.  They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe.  The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when renewing the Agreement.  The Trustees noted that each Johnson Fund had a ranking in the lower third of its Morningstar universe, and that most of the Funds had rankings significantly below the mean.  The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment.

25

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds.  The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

The Fund’s Chief Compliance Officer reminded the Board that the Funds did not use an affiliated broker to execute security transactions on behalf of the Funds.  He indicated the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions was lower for the Funds than for the Adviser as a whole.  It was the consensus of the Trustees that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were satisfied with the quality of investment advisory services provided by the Adviser in the past, and that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.  The Trustees did not identify any single factor in evaluating the contracts and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders.  Accordingly, the Board renewed the Management Agreements for an additional year.

26

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (69) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	None

INDEPENDENT TRUSTEES

Ronald H. McSwain (68) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None

Kenneth S. Shull (82) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None

John R. Green (69) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None

James J. Berrens (45) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Chief Financial Officer, Christian Financial Community Health Center Since September 2010; Controller of MSA Inc. , January 2006 to September 2010	14	None

OFFICERS

Dale H. Coates (52) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (47) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (45) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA

Jennifer J. Kelhoffer (39) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

27

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100   (800) 541-0170

Custodian
US Bank
425 Walnut Street
Cincinnati, OH  45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio  44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio  45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 24, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:              /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 8, 2011

By:              /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 8, 2011

* Print the name and title of each signing officer under his or her signature.